                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $650,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC3

                                   [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                               SEPTEMBER [9], 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                                   TERM SHEET
                               SEPTEMBER [9], 2004

                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC3

                           $650,000,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                       PRINCIPAL                            EXPECTED   STATED
                                       WAL (YRS)        WINDOW                               FINAL     FINAL    EXPECTED RATINGS
              APPROX                   (CALL(4)/       (CALL(4)/       PAYMENT   INTEREST   MATURITY  MATURITY      (MOODY'S
  CLASS      SIZE ($)      COUPON      MATURITY)       MATURITY)        DELAY    ACCRUAL      (4)       (5)          /S&P)
----------  -----------  -----------  -----------  ------------------  -------  ----------  --------  --------  ----------------
CLASS A-1A  238,737,000                              Information not provided hereby                               [Aaa/AAA]

CLASS A-1B   59,684,000  LIBOR + [ ]  2.09 / 2.22   1 - 81 / 1 - 164      0     Actual/360  07/2011   07/2035      [Aaa/AAA]
                           (1), (2)

CLASS A-2A  144,512,000  LIBOR + [ ]  1.00 / 1.00   1 - 23 / 1 - 23       0     Actual/360  09/2006   07/2035      [Aaa/AAA]
                           (1), (2)

CLASS A-2B   66,776,000  LIBOR + [ ]  3.00 / 3.00  23 - 62 / 23 - 62      0     Actual/360  12/2009   07/2035      [Aaa/AAA]
                           (1), (2)

CLASS A-2C   37,591,000  LIBOR + [ ]  6.43 / 8.66  62 - 81 / 62 - 196     0     Actual/360  07/2011   07/2035      [Aaa/AAA]
                           (1), (2)

CLASS M-1    40,625,000  LIBOR + [ ]  4.72 / 5.26  42 - 81 / 42 - 160     0     Actual/360  07/2011   07/2035      [Aa2/AA+]
                           (1), (3)

CLASS M-2    30,875,000  LIBOR + [ ]  4.60 / 5.08  39 - 81 / 39 - 143     0     Actual/360  07/2011   07/2035       [A2/AA-]
                           (1), (3)

CLASS M-3     8,775,000  LIBOR + [ ]  4.56 / 4.96  39 - 81 / 39 - 123     0     Actual/360  07/2011   07/2035       [A3/A+]
                           (1), (3)

CLASS B-1    12,675,000  LIBOR + [ ]  4.54 / 4.85  38 - 81 / 38 - 115     0     Actual/360  07/2011   07/2035       [Baa2/A-]
                           (1), (3)

CLASS B-2     6,500,000  LIBOR + [ ]  4.53 / 4.72  37 - 81 / 37 - 99      0     Actual/360  07/2011   07/2035      [Baa3/BBB]
                           (1), (3)

CLASS B-3     3,250,000                              Information not provided hereby                                [NR/BBB]

TOTAL
OFFERED:    650,000,000

      1)    Subject to the Available Funds Cap and the Maximum Rate Cap.

      2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C Certificates will increase to 2x its margin on the following Distribution Date.

      3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates will increase to 1.5x its respective margin on the following Distribution Date.

      4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% call. The maximum CPR in any one period is 95%.

      5)    Assumes latest maturity date of any Mortgage Loan plus one year.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

CONTACTS

MBS/ABS TRADING/SYNDICATE

Scott Soltas                    212-449-3659         scott_soltas@ml.com
Charles Sorrentino              212-449-3659         charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE

Matt Whalen                     212-449-0752         matthew_whalen@ml.com
Paul Park                       212-449-6380         paul_park@ml.com
Tom Saywell                     212-449-2122         tom_saywell@ml.com
Alan Chan                       212-449-8140         alan_chan@ml.com
Fred Hubert                     212-449-5071         fred_hubert@ml.com
Alice Chu                       212-449-1701         alice_chu@ml.com
Sonia Lee                       212-449-5067         sonia_lee@ml.com
Calvin Look                     212-449-5029         calvin_look@ml.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

TITLE OF OFFERED CERTIFICATES           Specialty Underwriting & Residential
                                        Finance ("SURF"), Mortgage Loan
                                        Asset-Backed Certificates, Series
                                        2004-BC3, consisting of: Class A-1A and
                                        Class A-1B Certificates (collectively,
                                        the "Class A-1 Certificates"),, Class
                                        A-2A, Class A-2B and Class A-2C
                                        Certificates (collectively, the "Class
                                        A-2 Certificates", and together, with
                                        the Class A-1 Certificates, the "Class A
                                        Certificates"), Class M-1, Class M-2 and
                                        Class M-3 Certificates (collectively,
                                        the "Class M Certificates"), Class B-1,
                                        Class B-2, and Class B-3 Certificates
                                        (collectively, the "Class B
                                        Certificates" and together with the
                                        Class M Certificates, the "Subordinate
                                        Certificates")

UNDERWRITERS                            Merrill Lynch, Pierce, Fenner & Smith
                                        Incorporated and Banc of America
                                        Securities LLC

DEPOSITOR                               Merrill Lynch Mortgage Investors, Inc.

SELLER                                  Merrill Lynch Mortgage Capital Inc.

SERVICER                                Litton Loan Servicing, LP

TRUSTEE                                 J.P. Morgan Chase Bank

CUT-OFF DATE                            October 1, 2004

PRICING DATE                            On or about September [10], 2004

CLOSING DATE                            On or about October [28], 2004

DISTRIBUTION DATES                      Distribution of principal and interest
                                        on the certificates will be made on the
                                        25th day of each month or, if such day
                                        is not a business day, on the first
                                        business day thereafter, commencing in
                                        November 2004.

ERISA CONSIDERATIONS                    The offered certificates will be ERISA
                                        eligible as of the Closing Date.
                                        However, investors should consult with
                                        their counsel with respect to the
                                        consequences under ERISA and the
                                        Internal Revenue Code of an ERISA Plan's acquisition and ownership of such
                                        Certificates.

LEGAL INVESTMENT                        The offered certificates will not
                                        constitute "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                              For federal income tax purposes, the
                                        Trust Fund will include two or more
                                        segregated asset pools, with respect to
                                        which elections will be made to treat
                                        each as a "real estate mortgage
                                        investment conduit" ("REMIC").

OPTIONAL TERMINATION                    The Trustee will attempt to terminate
                                        the trust when the aggregate stated
                                        principal balance of the Mortgage Loans
                                        is less than or equal to 10% of the
                                        aggregate stated principal balance of
                                        the Mortgage Loans as of the Cut-Off
                                        Date. The termination will be effected
                                        by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding stated principal balance of the Mortgage Loans, plus accrued interest thereon, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations or by the Trustee in the performance of its obligations, including conducting the auction and (iii) certain other amounts specified in the prospectus supplement.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

MORTGAGE LOANS                          The mortgage pool will consist of fixed
                                        rate and adjustable rate, first and
                                        second lien, sub-prime mortgage loans
                                        ("Mortgage Loans") originated under the
                                        SURF program and will be serviced by
                                        Litton Loan Servicing, L.P. The
                                        information described herein is based on a pool of Mortgage Loans having an aggregate statistical principal balance of approximately $653,620,324, as of
                                        September 1, 2004 ("Statistical
                                        Calculation Date"). The Mortgage Loans
                                        are expected to have an aggregate stated principal balance as of the Cut-Off Date of approximately $650,000,000.

TOTAL DEAL SIZE                         Approximately $650,000,000

ADMINISTRATIVE FEES                     The Servicer, Trustee will be paid fees
                                        aggregating approximately 50.00 bps per
                                        annum (payable monthly) on the stated
                                        principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS                     1.  Excess interest
                                        2.  Over-Collateralization
                                        3.  Subordination

EXCESS INTEREST                         Excess interest cashflow will be
                                        available as credit enhancement.

OVER-COLLATERALIZATION                  The over-collateralization ("O/C")
                                        amount is equal to the excess of the
                                        aggregate principal balance of the
                                        Mortgage Loans over the aggregate
                                        principal balance of the Offered
                                        Certificates. On the Closing Date, the
                                        O/C amount will equal approximately
                                        0.00% of the aggregate principal balance of the Mortgage Loans. The trust fund will apply some or all of the Excess
                                        Interest as principal payments on the
                                        Class A Certificates until the O/C
                                        target is reached, resulting in a
                                        limited acceleration of principal of the Certificates relative to the Mortgage
                                        Loans. Once the O/C target amount is
                                        reached, the acceleration feature will
                                        cease, unless it becomes necessary again to maintain the O/C target amount (i.e., 2.55% of the aggregate principal balance of the Mortgage Loans as of the Closing
                                        Date).

                                        Initial: 0.00% of original balance
                                        Target: 2.55% of original balance before stepdown, 5.10% of current balance after stepdown
                                        Floor: 0.50% of original balance

     SUBORDINATION:      CLASSES   RATING (M/S)  SUBORDINATION (1)
                        ---------  ------------  -----------------
(1) includes OC target   Class A     [Aaa/AAA]        18.35%
                        Class M-1    [Aa2/AA+]        12.10%
                        Class M-2    [A2/AA-]          7.35%
                        Class M-3     [A3/A+]          6.00%
                        Class B-1    [Baa2/A-]         4.05%
                        Class B-2   [Baa3/BBB]         3.05%
                        Class B-3    [NR/BBB]          2.55%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

CLASS SIZES:

 CLASSES   RATING (M/S)  CLASS SIZES
---------  ------------  -----------
 Class A    [Aaa/AAA]      84.20%
Class M-1   [Aa2/AA+]       6.25%
Class M-2    [A2/AA-]       4.75%
Class M-3    [A3/A+]        1.35%
Class B-1   [Baa2/A-]       1.95%
Class B-2   [Baa3/BBB]      1.00%
Class B-3    [NR/BBB]       0.50%

INTEREST ACCRUAL         For the Offered Certificates, interest will initially
                         accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior
                         Distribution Date to (but excluding) the current
                         Distribution Date.

COUPON STEP UP           If the optional termination of the Certificates does
                         not occur on the first distribution date on which it can occur, (i) the margins on each class of the Class A
                         Certificates will increase to 2x their respective margins, and (ii) the margins on each class of the Subordinate Certificates will increase to 1.5x their respective margins, in each case on the following
                         Distribution Date.

AVAILABLE FUNDS          Class A-1 Certificates: The per annum rate equal to (A)
CAPS                     12 times the quotient of (x) the total scheduled
                         interest based on the Group A Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group A Mortgage
                         Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

                         Class A-2 Certificates: The per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group B Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group B Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

                         Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

                         "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACTS            The Certificates will each have the benefit of one of
                         the three cap contracts as specified below:

                                                BEGINNING       1ML STRIKE,
          CLASS           NUMBER OF MONTHS  DISTRIBUTION DATE  UPPER COLLAR
------------------------  ----------------  -----------------  ------------
 Class A-1 Certificates         [31]          November 2004       8.90%
 Class A-2 Certificates         [81]          November 2004       9.65%
Subordinate Certificates        [37]          November 2004       8.50%

                         Payments received on the related cap contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

MAXIMUM RATE             The pass-through rates of each of the Offered
CAPS                     Certificates will also be subject to a related "Maximum
                         Rate Cap", which will be calculated in the same manner as the related Available Funds Cap, but based on the net maximum mortgage rate rather than the net mortgage rate. Any interest shortfall due to the Maximum Rate
                         Cap will not be reimbursed.

SHORTFALL                If on any Distribution Date the pass-through rate is
REIMBURSEMENT            limited by the related Available Funds Cap, the amount
                         of such interest that would have been distributed if the pass-through rate had not been so limited by the related Available Funds Cap, up to but not exceeding the greater of (i) the related Maximum Rate Cap and
                         (ii) the lesser of (A) One Month LIBOR and (B) the applicable rate for the related class or classes of certificates shown under the heading "1ML Strike, Upper
                         Collar", under the heading, "Cap Contracts" shown on page 7 hereof), and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY        1. Repayment of any unreimbursed Servicer advances.
<Preliminary and
Subject to Revision>     2. Servicing Fees, Trustee Fees and Loss Mitigation
                            Advisor Fees.

                         3. Available interest funds, as follows: monthly
                            interest, including any unpaid monthly interest from prior months, concurrently, to each class of the Class A Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, and then Class B-3 Certificates.

                         4. Available principal funds, as follows: monthly
                            principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                         5. Excess interest in the order as described under
                            "PRINCIPAL PAYDOWN" if necessary to build or restore O/C to the required level.

                         6. Excess interest to pay subordinate principal
                            shortfalls.

                         7. Excess interest to pay Carryover resulting from
                            imposition of the Available Funds Cap. 8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                         Payments received on the related Cap Contract will only be available to the related classes of Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related Cap Contract over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of certificates not described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

      1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates. Amounts allocated to the Class A-1A and the Class A-1B Certificates shall be distributed pro-rata.

      2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates. Amounts allocated to the Class A-2A, Class A-2B and Class A-2C Certificates shall be distributed sequentially, with all amounts paid to the Class A-2A Certificates until its Certificate principal balance has been reduced to zero, then to the Class A-2B Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class A-2C Certificates until its Certificate principal balance has been reduced to zero.

      "Group A Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

      "Group B Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) or (2) above, as applicable, will be distributed to the remaining Class A Certificates (i.e., whichever such class remains outstanding) as the case may be. After the aggregate Certificate principal balance of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A-1 and Class A-2 Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, and seventh to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A      36.70%
CLASS M-1    24.20%
CLASS M-2    14.70%
CLASS M-3    12.00%
CLASS B-1     8.10%
CLASS B-2     6.10%
CLASS B-3     5.10%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the November 2007 Distribution Date;
      and

ii) The Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Step Down Loss Trigger Event does not exist.

SUBORDINATE              The first Distribution Date on which the Senior
CLASS PRINCIPAL          Enhancement Percentage (i.e., the sum of the
DISTRIBUTION             outstanding principal balance of the subordinate
DATE                     Certificates and the O/C amount divided by the
                         aggregate stated principal balance of the Mortgage
                         Loans) is greater than or equal to the Senior Specified
                         Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

                         SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                         36.70%
                         or
                         (15.80%+2.55%)*2

STEP DOWN LOSS           The situation that exists with respect to any
TRIGGER EVENT            Distribution Date after the Stepdown Date, if (a) the
<Preliminary and         quotient of (1) the aggregate Stated Principal Balance
Subject to Revision>     of all Mortgage Loans 60 or more days delinquent,
                         measured on a rolling three month basis (including
                         Mortgage Loans in foreclosure and REO Properties) and
                         (2) the Stated Principal Balance of all the Mortgage
                         Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [TBD%] and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and
                         (2) the aggregate principal balance of the Mortgage
                         Loans as of the Cut-off Date exceeds the Required Loss
                         Percentage.

DISTRIBUTION DATE OCCURRING                       LOSS PERCENTAGE
----------------------------  --------------------------------------------------------
November 2007 - October 2008  [TBD%] with respect to November 2007, plus an additional
                              1/12th of [TBD%] for each month thereafter

November 2008 - October 2009  [TBD%] with respect to November 2008, plus an additional
                              1/12th of [TBD%] for each month thereafter

November 2009 - October 2010  [TBD%] with respect to November 2009, plus an additional
                              1/12th of [TBD%] for each month thereafter

November 2010 and thereafter  [TBD%]

                      (PRELIMINARY AND SUBJECT TO REVISION)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

PROSPECTUS              The Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES    The following tables describe the Mortgage Loans and the
                        related mortgaged properties as of the Statistical
                        Calculation Date, except where otherwise noted. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

Aggregate Outstanding Principal Balance                     $653,620,324
Aggregate Original Principal Balance                        $655,167,230
Number of Mortgage Loans                                           4,442

                                    MINIMUM           MAXIMUM           AVERAGE (1)
                                    -------           -------           ----------
Original Principal Balance          $12,980           $616,000           $147,494
Outstanding Principal Balance       $12,912           $613,619           $147,146

                                    MINIMUM           MAXIMUM           WEIGHTED AVERAGE (2)
                                    -------           -------           -------------------
Original Term (mos)                    180               360                     350
Stated remaining Term (mos)(5)         172               357                     345
Loan Age (mos)(5)                        3                11                       5
Current Interest Rate                4.100%           13.650%                  6.819%
Initial Interest Rate Cap (3)        1.000%            5.000%                  2.896%
Periodic Rate Cap (3)                1.000%            2.000%                  1.128%
Gross Margin (3)                     3.250%           10.250%                  6.186%
Maximum Mortgage Rate (3)            8.800%           18.900%                 12.938%
Minimum Mortgage Rate (3)            3.875%           10.500%                  6.563%
Months to Roll (3)(5)                   13                56                      21
Original Loan-to-Value                7.17%           100.00%                  82.66%
Credit Score (4)                       500               814                     631

                       EARLIEST                LATEST
                       --------                ------
Maturity Date          02/01/19               07/01/34

LIEN POSITION        PERCENT OF MORTGAGE POOL
-------------        ------------------------
1st Lien                                96.03%
2nd Lien                                 3.97%

YEAR OF ORIGINATION     PERCENT OF MORTGAGE POOL
-------------------     ------------------------
2003                                        0.33%
2004                                       99.67%

OCCUPANCY            PERCENT OF MORTGAGE POOL
---------            ------------------------
Primary                                 95.67%
Second Home                              0.98%
Investment                               3.35%

LOAN PURPOSE            PERCENT OF MORTGAGE POOL
------------            ------------------------
Purchase                                   35.44%
Refinance - Rate Term                       6.78%
Refinance - Cashout                        57.78%

LOAN TYPE            PERCENT OF MORTGAGE POOL
---------            ------------------------
Fixed Rate                              29.53%
ARM                                     70.47%

AMORTIZATION TYPE    PERCENT OF MORTGAGE POOL
-----------------    ------------------------
Fully Amortizing                         78.96%
Interest-Only                            17.63%
Balloon                                   3.41%

PROPERTY TYPE           PERCENT OF MORTGAGE POOL
-------------           ------------------------
Single Family                              77.44%
Rowhouse                                    0.17%
Townhouse                                   0.73%
Condominium                                 4.11%
Two- to Four-Family                         3.07%
Planned Unit Development                   14.43%
Manufactured Housing                        0.06%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Mortgage Loans only.

(4)   Minimum and Weighting only for loans with scores.

(5)   As of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

MORTGAGE RATES

                                           AGGREGATE                                 WEIGHTED   AVERAGE      WEIGHTED
                                           PRINCIPAL       PERCENT OF     WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE         MORTGAGE       AVERAGE    CREDIT    BALANCE      ORIGINAL      FULL
RANGE OF MORTGAGE RATES   MORTGAGE LOANS   OUTSTANDING        POOL         COUPON      SCORE   OUTSTANDING     LTV     DOCUMENTATION
-----------------------   --------------   -----------     ----------     --------   --------  -----------   --------  -------------
5.500% or less              250           $ 51,887,500          7.94%        5.265%       665   $  207,550      78.48%       81.83%
5.501% to 6.000%            618            123,204,720         18.85         5.846        653      199,360      80.03        73.68
6.001% to 6.500%            727            134,436,835         20.57         6.312        637      184,920      80.18        60.22
6.501% to 7.000%            867            147,254,276         22.53         6.814        620      169,843      83.11        62.59
7.001% to 7.500%            469             68,056,064         10.41         7.302        613      145,109      83.97        60.70
7.501% to 8.000%            395             51,180,775          7.83         7.789        606      129,572      84.89        60.21
8.001% to 8.500%            243             25,455,597          3.89         8.322        605      104,756      85.51        63.80
8.501% to 9.000%            214             20,282,582          3.10         8.791        599       94,778      87.97        70.97
9.001% to 9.500%            167             10,375,385          1.59         9.368        613       62,128      93.01        69.94
9.501% to 10.000%           114              6,106,629          0.93         9.863        634       53,567      92.86        42.55
10.001% to 10.500%          114              5,101,386          0.78        10.364        652       44,749      98.22        22.76
10.501% to 11.000%          140              5,577,280          0.85        10.854        656       39,838      99.77        34.42
11.001% to 11.500%           53              2,091,464          0.32        11.287        641       39,462      99.85        56.38
11.501% to 12.000%           49              1,719,624          0.26        11.891        644       35,094      99.77        40.14
12.001% to 12.500%           13                532,980          0.08        12.338        634       40,998     100.00        43.69
12.501% to 13.000%            5                162,915          0.02        12.796        645       32,583      97.56        38.89
13.001% to 13.500%            3                168,327          0.03        13.254        635       56,109     100.00        33.07
13.501% to 14.000%            1                 25,984          0.00        13.650        606       25,984     100.00       100.00
                          -----           ------------        ------         -----        ---     --------     ------       ------
TOTAL:                    4,442           $653,620,324        100.00%        6.819%       631     $147,146      82.66%       64.92%
                          =====           ============        ======         =====        ===     ========     ======       ======

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.100% per annum to 13.650% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.819% per annum.

REMAINING MONTHS TO STATED MATURITY

                                       AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
RANGE OF                               PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE       PERCENT
REMAINING MONTHS     NUMBER OF          BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
TO STATED MATURITY   MORTGAGE LOANS   OUTSTANDING     POOL       COUPON      SCORE    OUTSTANDING     LTV       DOCUMENTATION
------------------   --------------   -----------   ----------   --------  --------   -----------  --------     -------------
169 to 180               660          $ 31,184,944      4.77%      9.601%     652     $   47,250      93.79%       49.14%
229 to 240                68             6,005,739      0.92       7.522      631         88,320      80.29        83.60
241 to 252                 1                90,572      0.01       7.900      612         90,572      52.00       100.00
277 to 288                 1               265,636      0.04       6.850      681        265,636      90.00       100.00
289 to 300                 6               903,406      0.14       6.466      662        150,568      78.73       100.00
337 to 348                 1               106,141      0.02       7.500      718        106,141      95.00       100.00
349 to 360              3705           615,063,887     94.10       6.672      629        166,009      82.12        65.46
                       -----          ------------    ------       -----      ---     ----------      -----        -----
TOTAL:                 4,442          $653,620,324    100.00%      6.819%     631     $  147,146      82.66%       64.92%
                       =====          ============    ======       =====      ===     ==========      =====        =====

As of the Statistical Calculation Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 346 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                              AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED
                                              PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE       PERCENT
RANGE OF ORIGINAL MORTGAGE      NUMBER OF      BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL        FULL
LOAN PRINCIPAL BALANCES      MORTGAGE LOANS  OUTSTANDING    POOL       COUPON       SCORE    OUTSTANDING     LTV       DOCUMENTATION
--------------------------   --------------  -----------  ---------    --------   --------   -----------   --------    -------------
$50,000 or less                 584         $ 20,084,311        3.07%     9.814%       646     $  34,391      94.15%          50.75%
$50,001 to $100,000           1,024           78,803,337       12.06      7.717        626        76,956      83.50           73.23
$100,001 to $150,000          1,100          136,423,236       20.87      6.854        629       124,021      82.13           71.17
$150,001 to $200,000            729          126,086,099       19.29      6.685        624       172,958      81.50           68.62
$200,001 to $250,000            392           88,079,116       13.48      6.552        627       224,692      81.77           61.16
$250,001 to $300,000            235           64,178,767        9.82      6.347        636       273,101      82.76           60.66
$300,001 to $350,000            178           57,589,727        8.81      6.393        638       323,538      82.93           60.58
$350,001 to $400,000            119           44,684,803        6.84      6.425        636       375,503      83.27           44.43
$400,001 to $450,000             39           16,586,629        2.54      6.329        634       425,298      82.37           64.11
$450,001 to $500,000             29           13,811,087        2.11      6.052        659       476,244      80.93           69.02
$500,001 to $550,000              4            2,079,965        0.32      6.283        652       519,991      75.97           75.10
$550,001 to $600,000              8            4,599,628        0.70      6.476        617       574,954      82.14           63.27
$600,001 to $650,000              1              613,619        0.09      5.000        631       613,619      73.42          100.00
                              -----         ------------      ------      -----        ---     ---------      -----          ------
Total:                        4,442         $653,620,324      100.00%     6.819%       631     $ 147,146      82.66%          64.92%
                              =====         ============      ======      =====        ===     =========      =====          ======

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,912 to approximately $613,619 and the average outstanding principal balance of the Mortgage Loans was approximately $147,146.

PRODUCT TYPES

                                             AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
                              NUMBER OF       BALANCE     MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL
PRODUCT TYPES              MORTGAGE LOANS   OUTSTANDING     POOL       COUPON       SCORE    OUTSTANDING      LTV      DOCUMENTATION
-------------              --------------   -----------  ----------   --------    --------   -----------   ---------   -------------
Balloon Loans                        528   $ 22,311,170       3.41%    10.257%        660    $  42,256      99.73%       46.46%
15 to 19 Year Fixed Loans            132      8,873,773       1.36      7.949         631       67,226      78.88        55.88
20 to 24 Year Fixed Loans             68      6,005,739       0.92      7.522         631       88,320      80.29        83.60
25 to 29 Year Fixed Loans              8      1,259,614       0.19      6.650         662      157,452      79.18       100.00
30 Year Fixed Loans                  969    154,539,171      23.64      6.808         645      159,483      80.54        75.35
2/28 LIBOR ARM Loans               2,329    382,583,853      58.53      6.671         624      164,270      82.96        63.65
3/27 LIBOR ARM Loans                 402     76,764,783      11.74      6.417         625      190,957      81.26        54.69
5/25 ARM Loans                         6      1,282,221       0.20      5.822         628      213,703      76.50        57.89
                                   -----   ------------     ------      -----         ---    ---------      -----       ------
TOTAL:                             4,442   $653,620,324     100.00%     6.819%        631    $ 147,146      82.66%       64.92%
                                   =====   ============     ======      =====         ===    =========      =====       ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                           WEIGHTED   AVERAGE         WEIGHTED
                                           PRINCIPAL  PERCENT OF   WEIGHTED     AVERAGE  PRINCIPAL         AVERAGE       PERCENT
STATE DISTRIBUTIONS        NUMBER OF        BALANCE    MORTGAGE    AVERAGE       CREDIT   BALANCE         ORIGINAL        FULL
OF MORTGAGED PROPERTIES  MORTGAGE LOANS  OUTSTANDING     POOL       COUPON       SCORE  OUTSTANDING         LTV       DOCUMENTATION
-----------------------  --------------  -----------  ----------   --------    -------- -----------       --------    -------------
Alabama                         63      $  6,082,075     0.93%       7.379%       632    $  96,541         87.02%         87.14%
Arizona                        130        14,244,951     2.18        6.796        647      109,577         84.46          55.46
Arkansas                        34         3,196,608     0.49        7.354        643       94,018         89.42          60.17
California                     864       189,841,455    29.04        6.340        638      219,724         80.85          59.62
Colorado                        89        13,278,534     2.03        6.710        637      149,197         83.25          54.45
Connecticut                     62         9,701,460     1.48        7.081        627      156,475         84.00          75.39
Delaware                         8           999,396     0.15        6.620        679      124,924         82.37         100.00
District of Columbia             9         1,312,522     0.20        7.682        600      145,836         71.29          86.19
Florida                        435        55,391,573     8.47        6.959        626      127,337         82.92          61.10
Georgia                        234        30,557,558     4.68        7.110        617      130,588         82.30          66.73
Idaho                            2           113,772     0.02        8.373        556       56,886         66.47          37.71
Illinois                       162        24,128,813     3.69        6.918        629      148,943         83.95          64.01
Indiana                         97        10,916,794     1.67        7.276        619      112,544         85.92          74.72
Iowa                             9           592,860     0.09        7.429        655       65,873         83.70          66.02
Kansas                          32         3,046,178     0.47        7.324        634       95,193         85.11          65.27
Kentucky                        44         4,170,687     0.64        7.269        628       94,788         83.36          74.13
Louisiana                       26         2,417,310     0.37        7.221        632       92,973         84.78          57.56
Maine                           15         2,357,059     0.36        7.253        636      157,137         84.81          86.77
Maryland                       141        25,179,144     3.85        6.865        609      178,575         82.69          78.07
Massachusetts                   55        11,796,496     1.80        6.688        624      214,482         83.69          77.83
Michigan                       175        19,187,440     2.94        7.237        622      109,643         83.73          60.11
Minnesota                      117        16,396,559     2.51        6.795        637      140,142         84.19          69.12
Mississippi                     24         2,001,513     0.31        7.454        612       83,396         85.50          79.19
Missouri                        76         8,043,030     1.23        7.335        630      105,829         85.76          59.69
Montana                          3           320,401     0.05        6.490        652      106,800         82.06         100.00
Nebraska                        11         1,299,116     0.20        6.885        639      118,101         85.15          91.79
Nevada                          90        15,275,054     2.34        6.778        646      169,723         84.63          45.26
New Hampshire                   10         1,538,699     0.24        6.419        621      153,870         78.34          66.70
New Jersey                      42         8,450,204     1.29        7.248        587      201,195         81.07          76.76
New Mexico                       3           741,120     0.11        6.218        615      247,040         83.87          55.12
New York                        85        15,783,738     2.41        6.732        629      185,691         77.46          69.41
North Carolina                 102        12,610,877     1.93        7.305        630      123,636         85.56          70.66
Ohio                           120        13,090,349     2.00        7.137        626      109,086         85.37          77.83
Oklahoma                         9           661,870     0.10        7.228        621       73,541         85.59          80.57
Oregon                          61         7,518,540     1.15        6.707        651      123,255         83.64          63.03
Pennsylvania                   154        20,040,693     3.07        6.933        625      130,134         83.08          79.14
Rhode Island                    30         5,158,618     0.79        6.806        604      171,954         78.30          55.40
South Carolina                  90         9,568,147     1.46        7.528        611      106,313         82.81          83.60
South Dakota                     3           475,544     0.07        6.866        595      158,515         85.48          41.17
Tennessee                       81         8,390,031     1.28        7.607        626      103,581         87.02          78.79
Texas                          249        21,666,211     3.31        7.381        650       87,013         82.89          40.91
Utah                            24         2,804,721     0.43        6.570        666      116,863         82.79          83.91
Vermont                          1           269,227     0.04        6.250        623      269,227         90.00         100.00
Virginia                       172        27,836,493     4.26        7.002        619      161,840         82.80          74.39
Washington                     113        16,082,026     2.46        6.658        647      142,319         84.28          64.17
West Virginia                   28         2,451,782     0.38        7.453        602       87,564         79.90          81.96
Wisconsin                       56         6,415,168     0.98        6.855        640      114,557         84.80          71.32
Wyoming                          2           217,908     0.03        8.034        619      108,954         96.69          66.87
                             -----      ------------   ------        -----        ---    ---------         -----         ------
TOTAL:                       4,442      $653,620,324   100.00%       6.819%       631    $ 147,146         82.66%         64.92%
                             =====      ============   ======        =====        ===    =========         =====         ======

No more than approximately 0.50% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                       AGGREGATE                                  WEIGHTED   AVERAGE       WEIGHTED
                                       PRINCIPAL     PERCENT OF     WEIGHTED      AVERAGE   PRINCIPAL     AVERAGE        PERCENT
RANGE OF ORIGINAL       NUMBER OF       BALANCE       MORTGAGE      AVERAGE       CREDIT     BALANCE      ORIGINAL        FULL
LOAN-TO-VALUE RATIOS  MORTGAGE LOANS  OUTSTANDING       POOL         COUPON        SCORE   OUTSTANDING      LTV       DOCUMENTATION
--------------------  --------------  -----------    ----------     --------     --------  -----------    --------    -------------
50.00% or less               80      $  8,568,262       1.31%         6.491%        621    $    107,103    40.11%         59.56%
50.01% to 55.00%             40         5,681,844       0.87          6.840         617         142,046    52.89          45.74
55.01% to 60.00%             66         9,277,251       1.42          6.566         607         140,564    57.82          53.90
60.01% to 65.00%             78        13,814,146       2.11          6.586         613         177,104    62.82          53.18
65.01% to 70.00%            168        27,192,047       4.16          6.587         611         161,857    68.27          56.38
70.01% to 75.00%            257        42,809,515       6.55          6.635         610         166,574    73.76          66.65
75.01% to 80.00%          1,379       225,773,377      34.54          6.311         645         163,723    79.69          60.72
80.01% to 85.00%            473        82,717,776      12.66          6.777         607         174,879    84.41          67.42
85.01% to 90.00%            873       151,824,189      23.23          6.954         626         173,911    89.62          68.06
90.01% to 95.00%            257        39,763,051       6.08          7.296         636         154,720    94.78          80.92
95.01% to 100.00%           771        46,198,867       7.07          9.013         660          59,921    99.93          69.32
                          -----      ------------     ------          -----         ---    ------------    -----          -----
TOTAL:                    4,442      $653,620,324     100.00%         6.819%        631    $    147,146    82.66%         64.92%
                          -----      ------------     ------          -----         ---    ------------    -----          -----

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 7.17% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 3.97% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.73%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.93%.

LOAN PURPOSE

                                          AGGREGATE                             WEIGHTED       AVERAGE     WEIGHTED
                                          PRINCIPAL   PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL    AVERAGE      PERCENT
                           NUMBER OF       BALANCE     MORTGAGE     AVERAGE      CREDIT       BALANCE     ORIGINAL       FULL
LOAN PURPOSE             MORTGAGE LOANS  OUTSTANDING     POOL       COUPON       SCORE      OUTSTANDING      LTV      DOCUMENTATION
------------             --------------  -----------  ----------    --------    --------    -----------   ---------   -------------
Refinance - Cashout              2,240  $377,661,608     57.78%      6.738%       618        $ 168,599      81.37%      69.62%
Purchase                         1,905   231,660,423     35.44       6.944        651          121,607      84.89       55.90
Refinance - Rate/Term              297    44,298,294      6.78       6.862        627          149,153      81.98       71.96
                                 -----  ------------    ------       -----        ---        ---------      -----       -----
TOTAL:                           4,442  $653,620,324    100.00%      6.819%       631        $ 147,146      82.66%      64.92%
                                 -----  ------------    ------       -----        ---        ---------      -----       -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

PROPERTY TYPE

                                         AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED
                                         PRINCIPAL    PERCENT OF     WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                            NUMBER OF     BALANCE      MORTGAGE      AVERAGE     CREDIT     BALANCE     ORIGINAL         FULL
PROPERTY TYPE            MORTGAGE LOANS OUTSTANDING      POOL         COUPON     SCORE    OUTSTANDING      LTV           DOC
-------------            -------------- -----------   ----------     --------   --------  -----------   ---------      -------
Single Family                3,503     $506,165,956     77.44%       6.821%       630     $  144,495       82.96%       66.15%
Rowhouse                        10        1,081,581      0.17        7.341        634        108,158       80.75        83.24
Townhouse                       44        4,784,175      0.73        7.036        626        108,731       83.79        74.27
Condominium                    194       26,867,100      4.11        6.831        640        138,490       82.37        61.66
Two- to Four-Family            124       20,035,313      3.07        6.987        635        161,575       75.93        58.68
Manufactured Housing             5          360,428      0.06        7.498        634         72,086       77.55       100.00
Planned Unit Development       562       94,325,771     14.43        6.752        631        167,839       82.56        59.74
                             -----     ------------    ------        -----        ---     ----------       -----       ------
TOTAL:                       4,442     $653,620,324    100.00%       6.819%       631     $  147,146       82.66%       64.92%
                             -----     ------------    ------        -----        ---     ----------       -----       ------

DOCUMENTATION

                                          AGGREGATE                                WEIGHTED   AVERAGE     WEIGHTED
                                          PRINCIPAL     PERCENT OF      WEIGHTED    AVERAGE  PRINCIPAL    AVERAGE     PERCENT
                           NUMBER OF       BALANCE       MORTGAGE       AVERAGE     CREDIT    BALANCE     ORIGINAL      FULL
DOCUMENTATION           MORTGAGE LOANS   OUTSTANDING       POOL          COUPON      SCORE  OUTSTANDING     LTV         DOC
-------------           --------------   -----------    ----------      --------   -------- -----------   --------    -------
Full Documentation           2,915      $424,308,373      64.92%         6.711%       624    $  145,560    83.38%      100.00%
Stated Documentation         1,452       212,909,209      32.57          7.059        644       146,632    81.07         0.00
Lite Documentation              75        16,402,742       2.51          6.506        639       218,703    84.68         0.00
                             -----      ------------     ------          -----        ---    ----------    -----       ------
TOTAL:                       4,442      $653,620,324     100.00%         6.819%       631    $  147,146    82.66%       64.92%
                             -----      ------------     ------          -----        ---    ----------    -----       ------

OCCUPANCY

                                   AGGREGATE                                    WEIGHTED   AVERAGE        WEIGHTED
                                   PRINCIPAL     PERCENT OF      WEIGHTED       AVERAGE   PRINCIPAL       AVERAGE      PERCENT
                   NUMBER OF        BALANCE       MORTGAGE       AVERAGE         CREDIT    BALANCE        ORIGINAL       FULL
OCCUPANCY       MORTGAGE LOANS    OUTSTANDING       POOL          COUPON         SCORE   OUTSTANDING        LTV          DOC
---------       --------------    -----------    ----------      --------       -------- -----------      --------     -------
Primary               4,185      $625,303,648       95.67%         6.795%           630    $  149,415      82.75%       64.80%
Investment              212        21,909,290        3.35          7.367            656       103,346      80.04        71.88
Second Home              45         6,407,386        0.98          7.282            621       142,386      82.95        52.49
TOTAL:                4,442      $653,620,324      100.00%         6.819%           631    $  147,146      82.66%       64.92%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

MORTGAGE LOAN AGE SUMMARY

                                      AGGREGATE                                   WEIGHTED     AVERAGE     WEIGHTED
                                      PRINCIPAL      PERCENT OF      WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE       PERCENT
MORTGAGE LOAN AGE      NUMBER OF       BALANCE        MORTGAGE       AVERAGE      CREDIT       BALANCE     ORIGINAL       FULL
SUMMARY             MORTGAGE LOANS   OUTSTANDING        POOL          COUPON       SCORE     OUTSTANDING     LTV      DOCUMENTATION
-------             --------------   -----------     ----------      --------     --------   -----------   --------   -------------
2                            155     $ 26,017,496       3.98%         6.736%        637      $ 167,855      82.83%       67.98%
3                          1,750      268,177,422      41.03          6.828         631        153,244      82.72        68.92
4                          1,691      245,188,502      37.51          6.751         630        144,996      82.35        64.41
5                            626       85,931,439      13.15          6.884         629        137,271      83.53        55.34
6                            173       21,183,303       3.24          7.135         636        122,447      82.88        54.21
7                             32        4,778,601       0.73          7.298         609        149,331      79.52        74.73
8                             12        1,894,521       0.29          7.814         638        157,877      79.43        48.96
9                              2          240,747       0.04          8.356         571        120,374      74.05        50.64
10                            10          208,293       0.03          6.990         528        208,293      80.00       100.00
                           -----     ------------     ------          -----         ---     ----------      -----       ------
TOTAL:                     4,442     $653,620,324     100.00%         6.819%        631      $ 147,146      82.66%       64.92%
                           -----     ------------     ------          -----         ---     ----------      -----       ------

As of the Statistical Calculation Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                       AGGREGATE                                 WEIGHTED    AVERAGE      WEIGHTED
                                       PRINCIPAL     PERCENT OF     WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE        PERCENT
ORIGINAL PREPAYMENT    NUMBER OF        BALANCE       MORTGAGE       AVERAGE      CREDIT     BALANCE      ORIGINAL        FULL
PENALTY TERM        MORTGAGE LOANS    OUTSTANDING       POOL         COUPON       SCORE    OUTSTANDING      LTV       DOCUMENTATION
------------        --------------    -----------    ----------     --------     --------  -----------   ---------    -------------
None                          681    $ 69,594,510       10.65%       7.595%        628     $  102,195       85.61%         64.13%
6 Months                        4         559,884        0.09        6.878         607        139,971       83.24          74.80
12 Months                     145      25,728,601        3.94        6.803         627        177,439       82.34          68.22
13 Months                      18       3,976,526        0.61        6.404         650        220,918       86.30          56.58
24 Months                   2,096     321,013,024       49.11        6.723         627        153,155       83.33          62.39
30 Months                       1         324,259        0.05        5.990         758        324,259       80.00         100.00
36 Months                   1,187     188,991,492       28.91        6.702         639        159,218       80.79          65.40
48 Months                       6         979,755        0.15        6.385         668        163,293       84.78          92.77
60 Months                     303      42,210,700        6.46        6.868         625        139,309       80.81          80.80
84 Months                       1         241,572        0.04        6.150         641        241,572       90.00         100.00
                            -----    ------------      ------        -----         ---     ----------       -----         ------
TOTAL:                      4,442    $653,620,324      100.00%       6.819%        631     $  147,146       82.66%         64.92%
                            -----    ------------      ------        -----         ---     ----------       -----         ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

CREDIT SCORES

                                            AGGREGATE                          WEIGHTED    AVERAGE         WEIGHTED
                                            PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL        AVERAGE        PERCENT
                            NUMBER OF        BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE         ORIGINAL        FULL
RANGE OF CREDIT SCORES   MORTGAGE LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING         LTV       DOCUMENTATION
----------------------   --------------    -----------  ----------  --------  --------   -----------      ---------    -------------
Not Available                  1          $     50,874     0.01%     7.000%        0     $    50,874        51.00%        100.00%
500 to 500                     1               179,487     0.03      7.750       500         179,487        67.92           0.00
501 to 525                    44             6,371,109     0.97      7.537       517         144,798        72.12          80.27
526 to 550                   273            37,954,524     5.81      7.315       540         139,028        77.51          85.46
551 to 575                   401            59,733,889     9.14      7.225       564         148,962        79.59          78.94
576 to 600                   509            79,573,172    12.17      7.076       588         156,332        82.97          69.49
601 to 625                   885           134,488,595    20.58      6.837       613         151,965        83.89          69.83
626 to 650                   809           114,848,540    17.57      6.761       638         141,964        83.74          59.22
651 to 675                   687           100,146,615    15.32      6.599       662         145,774        83.62          56.23
676 to 700                   385            55,240,495     8.45      6.530       686         143,482        83.37          52.47
701 to 725                   198            28,755,952     4.40      6.463       712         145,232        83.14          52.83
726 to 750                   128            17,677,634     2.70      6.613       736         138,107        83.71          56.24
751 to 775                    78            11,909,683     1.82      6.262       763         152,688        81.87          58.77
776 to 800                    38             5,925,571     0.91      6.045       785         155,936        80.34          77.26
801 to 814                     5               764,184     0.12      5.947       805         152,837        69.98          42.39
                           -----          ------------   ------      -----       ---     -----------        -----         ------
TOTAL:                     4,442          $653,620,324   100.00%     6.819%      631     $   147,146        82.66%         64.92%
                           -----          ------------   ------      -----       ---     -----------        -----         ------

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Statistical Calculation Date was approximately 631.

CREDIT GRADE

                                    AGGREGATE                                  WEIGHTED      AVERAGE        WEIGHTED
                                    PRINCIPAL       PERCENT OF    WEIGHTED     AVERAGE       PRINCIPAL      AVERAGE        PERCENT
                 NUMBER OF           BALANCE         MORTGAGE     AVERAGE      CREDIT        BALANCE        ORIGINAL        FULL
CREDIT GRADE   MORTGAGE LOANS      OUTSTANDING         POOL        COUPON       SCORE      OUTSTANDING        LTV      DOCUMENTATION
------------   --------------      -----------      ----------    --------    --------     -----------     ---------   -------------
A+               2,312             $330,772,427        50.61%       6.617%       670       $  143,068        83.87%       56.39%
A                 1016              157,509,395         24.1        6.906        608          155,029        83.95        68.90
A-                 453               72,016,972        11.02        7.008        594          158,978        81.09        71.74
B                  409               57,424,710         8.79        7.206        568          140,403        78.71        78.97
C                  168               23,617,249         3.61        7.337        540          140,579        76.61        90.51
C-                  84               12,279,571         1.88        7.255        552          146,185        72.83        88.50
TOTAL:           4,442             $653,620,324       100.00%       6.819%       631       $  147,146        82.66%       64.92%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

MARGINS

                                      AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                                      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                       NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL      FULL
 RANGE OF MARGINS    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
------------------   --------------  ------------  ----------  --------  --------  -----------  --------  -------------
3.001% to 3.500%             3       $    658,750      0.14%     4.740%    683       $219,583     80.00%      67.92%
3.501% to 4.000%            32          7,610,312      1.65      4.960     670        237,822     78.65       95.97
4.001% to 4.500%            82         18,672,338      4.05      5.378     661        227,711     79.18       81.42
4.501% to 5.000%           178         38,637,616      8.39      5.690     651        217,065     79.62       68.58
5.001% to 5.500%           318         61,671,132     13.39      5.915     637        193,934     81.13       62.80
5.501% to 6.000%           534         96,436,542     20.94      6.215     629        180,593     82.08       65.20
6.001% to 6.500%           485         84,388,447     18.32      6.649     620        173,997     82.43       57.37
6.501% to 7.000%           407         65,369,924     14.19      7.056     613        160,614     84.00       55.12
7.001% to 7.500%           252         35,211,328      7.64      7.546     606        139,727     85.27       55.42
7.501% to 8.000%           182         22,477,952      4.88      8.008     602        123,505     85.92       56.39
8.001% to 8.500%           137         15,799,498      3.43      8.498     597        115,325     87.02       62.38
8.501% to 9.000%            76          8,738,557      1.90      8.846     585        114,981     87.47       65.32
9.001% to 9.500%            42          4,134,600      0.90      9.457     578         98,443     87.19       61.57
9.501% to 10.000%            8            731,904      0.16      9.956     567         91,488     81.52       62.33
10.001% to 10.500%           1             91,956      0.02     10.500     607         91,956     95.00        0.00
                         -----       ------------    ------     ------     ---       --------     -----       -----
TOTAL:                   2,737       $460,630,857    100.00%     6.626%    624       $168,298     82.66%      62.14%
                         -----       ------------    ------     ------     ---       --------     -----       -----

As of the Statistical Calculation Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.250% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.186% per annum.

MAXIMUM MORTGAGE RATES

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
RANGE OF MAXIMUM       NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
 MORTGAGE RATES      MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
------------------   --------------  ------------  ----------  --------  --------  -----------  --------  -------------
11.500% or less            138       $ 26,949,159      5.85%     5.303%     662      $195,284     78.22%      75.75%
11.501% to 12.000%         350         66,446,142     14.43      5.754      639       189,846     80.08       76.65
12.001% to 12.500%         442         81,431,183     17.68      6.108      632       184,233     80.66       64.18
12.501% to 13.000%         592        109,619,695     23.80      6.532      622       185,168     83.62       60.94
13.001% to 13.500%         368         60,801,321     13.20      6.826      621       165,221     83.56       55.85
13.501% to 14.000%         333         52,933,544     11.49      7.284      611       158,960     84.97       55.56
14.001% to 14.500%         230         29,851,024      6.48      7.828      609       129,787     84.46       50.10
14.501% to 15.000%         170         20,034,976      4.35      8.328      600       117,853     85.69       52.50
15.001% to 15.500%          64          7,318,017      1.59      8.855      591       114,344     88.22       48.88
15.501% to 16.000%          38          3,991,033      0.87      9.098      583       105,027     85.95       65.21
16.001% to 16.500%           7            584,457      0.13      9.531      578        83,494     89.27       69.26
16.501% to 17.000%           2            294,266      0.06      9.959      558       147,133     73.19       59.61
17.001% to 17.500%           2            129,066      0.03     10.500      620        64,533     90.69        0.00
18.501% to 19.000%           1            246,975      0.05      5.950      601       246,975     79.99      100.00
                         -----       ------------    ------     ------      ---      --------     -----      ------
TOTAL:                   2,737       $460,630,857    100.00%     6.626%     624      $168,298     82.66%      62.14%
                         -----       ------------    ------     ------      ---      --------     -----      ------

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.800% per annum to 18.900% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.938% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                            AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                             NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL      FULL
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS  OUTSTANDING      POOL     COUPON    SCORE     OUTSTANDING    LTV      DOCUMENTATION
-------------------------  --------------  ------------  ----------  --------  --------   -----------  --------   -------------
November 2005                     1        $    208,293      0.05%     6.990%     528       $208,293     80.00%     100.00%
December 2005                     2             240,747      0.05      8.356      571        120,374     74.05       50.64
January 2006                     10           1,545,482      0.34      7.982      641        154,548     78.23       37.43
February 2006                    25           4,232,306      0.92      7.189      606        169,292     79.49       77.84
March 2006                      111          15,125,005      3.28      6.986      635        136,261     83.91       56.56
April 2006                      342          52,788,458     11.46      6.720      631        154,352     83.81       52.63
May 2006                        816         136,868,692     29.71      6.523      626        167,731     82.11       60.97
June 2006                       960         160,501,296     34.84      6.738      620        167,189     83.32       69.50
July 2006                        61          10,889,574      2.36      6.438      628        178,518     85.10       71.75
October 2006                      1             184,000      0.04      6.050      601        184,000     80.00      100.00
February 2007                     2             161,729      0.04      7.520      546         80,864     61.16      100.00
March 2007                       11           2,035,597      0.44      6.796      589        185,054     72.08       46.97
April 2007                       65          12,832,918      2.79      6.565      607        197,430     81.98       42.45
May 2007                        147          27,148,164      5.89      6.300      633        184,681     82.70       56.54
June 2007                       152          29,665,942      6.44      6.360      629        195,171     80.59       59.34
July 2007                        25           4,920,433      1.07      6.834      614        196,817     79.99       50.00
March 2009                        1             163,014      0.04      5.625      655        163,014     71.30        0.00
April 2009                        1             186,267      0.04      6.250      617        186,267     84.93      100.00
June 2009                         4             932,940      0.20      5.771      625        233,235     75.72       59.59
                              -----        ------------    ------      -----      ---       --------     -----      ------
TOTAL:                        2,737        $460,630,857    100.00%     6.626%     624       $168,298     82.66%      62.14%
                              -----        ------------    ------      -----      ---       --------     -----      ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP A MORTGAGE LOANS

Aggregate Outstanding Principal Balance        $354,906,328
Aggregate Original Principal Balance           $355,747,998
Number of Mortgage Loans                              2,551

                                      MINIMUM        MAXIMUM         AVERAGE (1)
                                      -------        -------         -----------
Original Principal Balance            $12,980        $420,000          $139,454
Outstanding Principal Balance         $12,912        $418,615          $139,124

                                      MINIMUM        MAXIMUM     WEIGHTED AVERAGE (2)
                                      -------        -------     --------------------
Original Term (mos)                      180            360              353
Stated remaining Term (mos)(5)           173            358              349
Loan Age (mos)(5)                          2             10                4
Current Interest Rate                  4.100%        13.500%           6.812%
Initial Interest Rate Cap (3)          1.000%         3.000%           2.913%
Periodic Rate Cap (3)                  1.000%         1.500%           1.127%
Gross Margin (3)                       3.250%        10.250%           6.236%
Maximum Mortgage Rate (3)             10.100%        18.900%          12.979%
Minimum Mortgage Rate (3)              3.875%        10.500%           6.606%
Months to Roll (3)(5)                     13             33               21
Original Loan-to-Value                  7.17%        100.00%           82.76%
Credit Score (4)                         501            814              629

                                     EARLIEST         LATEST
                                     --------         ------
Maturity Date                        02/01/19        07/01/34

LIEN POSITION             PERCENT OF MORTGAGE POOL
-------------             ------------------------
1st Lien                            97.04%
2nd Lien                             2.96%

OCCUPANCY                 PERCENT OF MORTGAGE POOL
---------                 ------------------------
Primary                             95.31%
Second Home                          1.05%
Investment                           3.64%

LOAN TYPE                 PERCENT OF MORTGAGE POOL
---------                 ------------------------
Fixed Rate                          19.99%
ARM                                 80.01%

AMORTIZATION TYPE         PERCENT OF MORTGAGE POOL
-----------------         ------------------------
Fully Amortizing                    80.29%
Interest-Only                       17.24%
Balloon                              2.47%

YEAR OF ORIGINATION       PERCENT OF MORTGAGE POOL
-------------------       ------------------------
2003                                 0.41%
2004                                99.59%

LOAN PURPOSE              PERCENT OF MORTGAGE POOL
------------              ------------------------
Purchase                            39.40%
Refinance - Rate Term                6.02%
Refinance - Cashout                 54.58%

PROPERTY TYPE             PERCENT OF MORTGAGE POOL
-------------             ------------------------
Single Family                       76.99%
Rowhouse                             0.05%
Townhouse                            0.74%
Condominium                          4.13%
Two- to Four-Family                  3.87%
Planned Unit Development            14.17%
Manufactured Housing                 0.04%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Mortgage Loans only.

(4)   Minimum and Weighting only for loans with scores.

(5)   As of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP A MORTGAGE LOANS

MORTGAGE RATES

                                             AGGREGATE                         WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                              NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL       FULL
RANGE OF MORTGAGE RATES    MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOCUMENTATION
-----------------------    --------------  ------------  ----------  --------  --------  -----------   --------   -------------
5.500% or less                   159       $ 28,869,208      8.13%    5.255%     668      $181,567       78.38%       84.13%
5.501% to 6.000%                 372         65,193,598     18.37     5.835      650       175,252       80.03        74.30
6.001% to 6.500%                 434         72,647,244     20.47     6.310      636       167,390       80.80        61.69
6.501% to 7.000%                 490         79,025,748     22.27     6.811      617       161,277       83.51        62.97
7.001% to 7.500%                 273         37,908,695     10.68     7.299      611       138,860       83.72        59.99
7.501% to 8.000%                 233         29,321,547      8.26     7.788      607       125,844       84.86        57.79
8.001% to 8.500%                 137         13,832,135      3.90     8.326      606       100,964       85.94        70.13
8.501% to 9.000%                 120         11,675,155      3.29     8.780      593        97,293       87.20        65.74
9.001% to 9.500%                  92          6,064,541      1.71     9.349      603        65,919       91.58        70.22
9.501% to 10.000%                 68          3,880,145      1.09     9.822      617        57,061       91.42        53.77
10.001% to 10.500%                45          1,956,660      0.55    10.340      641        43,481       97.60        30.85
10.501% to 11.000%                62          2,250,620      0.63    10.853      652        36,300       99.93        36.58
11.001% to 11.500%                29          1,075,504      0.30    11.317      649        37,086       99.78        47.50
11.501% to 12.000%                23            732,726      0.21    11.890      638        31,858       99.71        44.81
12.001% to 12.500%                 8            264,297      0.07    12.279      636        33,037      100.00        52.96
12.501% to 13.000%                 4            139,931      0.04    12.764      650        34,983      100.00        28.85
13.001% to 13.500%                 2             68,572      0.02    13.492      617        34,286      100.00        81.17
                               -----       ------------    ------    ------      ---      --------      ------        -----
TOTAL:                         2,551       $354,906,328    100.00%    6.812%     629      $139,124       82.76%       65.71%
                               -----       ------------    ------    ------      ---      --------      ------        -----

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.100% per annum to 13.500% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.812% per annum.

REMAINING MONTHS TO STATED MATURITY

                                       AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
     RANGE OF                          PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE       PERCENT
 REMAINING MONTHS       NUMBER OF       BALANCE      MORTGAGE    AVERAGE      CREDIT       BALANCE     ORIGINAL         FULL
TO STATED MATURITY   MORTGAGE LOANS   OUTSTANDING     POOL        COUPON      SCORE      OUTSTANDING     LTV        DOCUMENTATION
------------------   --------------   -----------   ----------   --------    --------    -----------   --------     -------------
169 to 180                293        $ 11,972,182     3.37%       9.808%       650        $ 40,861      96.21%          51.69%
229 to 240                 22           1,722,438     0.49        8.054        625          78,293      79.81           76.84
277 to 288                  1             265,636     0.07        6.850        681         265,636      90.00          100.00
289 to 300                  1             231,304     0.07        5.760        720         231,304      77.33          100.00
349 to 360               2234         340,714,767    96.00        6.702        628         152,513      82.30           66.10
                        -----        ------------   ------        -----        ---        --------      -----          ------
TOTAL:                  2,551        $354,906,328   100.00%       6.812%       629        $139,124      82.76%          65.71%
                        -----        ------------   ------        -----        ---        --------      -----          ------

As of the Statistical Calculation Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 349 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP A MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                          AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
 RANGE OF ORIGINAL                        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
   MORTGAGE LOAN           NUMBER OF       BALANCE      MORTGAGE    AVERAGE      CREDIT       BALANCE     ORIGINAL       FULL
PRINCIPAL BALANCES      MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE      OUTSTANDING      LTV     DOCUMENTATION
------------------      --------------   -----------   ----------   --------    --------    -----------   --------   -------------
$50,000 or less               305       $ 10,680,251      3.01%      9.738%       641        $  35,017      93.17%        54.11%
$50,001 to $100,000           562         43,435,793     12.24       7.549        622           77,288      82.85         72.30
$100,001 to $150,000          699         86,766,291     24.45       6.807        629          124,129      82.18         69.93
$150,001 to $200,000          479         82,869,028     23.35       6.688        622          173,004      81.65         68.05
$200,001 to $250,000          243         54,773,138     15.43       6.526        627          225,404      82.77         61.68
$250,001 to $300,000          164         44,599,441     12.57       6.337        638          271,948      83.18         59.59
$300,001 to $350,000           94         29,821,560      8.40       6.317        639          317,251      82.90         59.64
$350,001 to $400,000            4          1,542,212      0.43       6.687        666          385,553      86.26         25.52
$400,001 to $450,000            1            418,615      0.12       5.500        619          418,615      80.00        100.00
                            -----       ------------    ------       -----        ---        ---------      -----         -----
TOTAL:                      2,551       $354,906,328    100.00%      6.812%       629        $ 139,124      82.76%        65.71%
                            -----       ------------    ------       -----        ---        ---------      -----         -----

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,912 to approximately $418,615 and the average outstanding principal balance of the Mortgage Loans was approximately $139,124.

PRODUCT TYPES

                                             AGGREGATE                             WEIGHTED     AVERAGE    WEIGHTED
                                             PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     PERCENT
                              NUMBER OF       BALANCE      MORTGAGE    AVERAGE      CREDIT      BALANCE    ORIGINAL       FULL
     PRODUCT TYPES         MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING     LTV     DOCUMENTATION
     -------------         --------------   -----------   ----------   --------    --------   -----------  --------   -------------
Balloon Loans                    234       $  8,759,205      2.47%      10.334%      658        $ 37,433     99.87%       47.57%
15 to 19 Year Fixed Loans         59          3,212,977      0.91        8.374       629          54,457     86.23        62.93
20 to 24 Year Fixed Loans         22          1,722,438      0.49        8.054       625          78,293     79.81        76.84
25 to 29 Year Fixed Loans          2            496,940      0.14        6.343       699         248,470     84.10       100.00
30 Year Fixed Loans              395         56,759,501     15.99        6.878       648         143,695     81.18        75.92
2/28 LIBOR ARM Loans           1,579        241,349,523     68.00        6.704       624         152,850     82.80        65.12
3/27 LIBOR ARM Loans             260         42,605,743     12.00        6.456       624         163,868     80.96        58.56
                               -----       ------------    ------        -----       ---        --------     -----        -----
TOTAL:                         2,551       $354,906,328    100.00%       6.812%      629        $139,124     82.76%       65.71%
                               -----       ------------    ------        -----       ---        --------     -----        -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP A MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                             AGGREGATE                             WEIGHTED     AVERAGE    WEIGHTED
                                             PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     PERCENT
  STATE DISTRIBUTIONS         NUMBER OF       BALANCE      MORTGAGE    AVERAGE      CREDIT      BALANCE    ORIGINAL       FULL
OF MORTGAGED PROPERTIES    MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING     LTV     DOCUMENTATION
-----------------------    --------------   -----------   ----------   --------    --------   -----------  --------   -------------
Alabama                           40       $  3,746,032      1.06%      7.740%        619      $  93,651      88.23%      84.76%
Arizona                           80          9,781,274      2.76       6.625         646        122,266      83.70       60.73
Arkansas                          27          2,545,096      0.72       7.294         642         94,263      88.84       58.15
California                       429         84,342,613     23.76       6.330         635        196,603      80.66       58.40
Colorado                          60          8,812,960      2.48       6.637         643        146,883      84.19       56.25
Connecticut                       37          5,916,933      1.67       7.009         616        159,917      83.34       77.65
Delaware                           2            393,241      0.11       5.331         758        196,620      80.00      100.00
District of Columbia               5            704,535      0.20       7.393         582        140,907      76.63      100.00
Florida                          272         33,805,108      9.53       6.959         621        124,283      82.57       63.29
Georgia                          157         18,549,126      5.23       7.183         615        118,147      83.85       73.96
Idaho                              1             42,908      0.01       7.750         503         42,908      52.38      100.00
Illinois                         102         15,650,149      4.41       6.869         634        153,433      83.58       54.75
Indiana                           64          6,763,079      1.91       7.125         616        105,673      86.35       81.07
Iowa                               6            348,640      0.10       7.861         698         58,107      84.02       42.22
Kansas                            22          2,211,473      0.62       7.314         643        100,522      85.20       60.60
Kentucky                          23          1,972,361      0.56       7.189         629         85,755      84.52       85.81
Louisiana                         16          1,463,155      0.41       7.371         630         91,447      87.66       60.55
Maine                              9          1,132,810      0.32       7.551         598        125,868      81.14       90.26
Maryland                          71         12,798,249      3.61       6.668         613        180,257      81.09       82.99
Massachusetts                     36          6,914,767      1.95       6.738         610        192,077      83.64       76.15
Michigan                          90          9,769,183      2.75       7.335         619        108,546      84.67       53.60
Minnesota                         79         11,437,195      3.22       6.608         636        144,775      83.82       72.11
Mississippi                       11            984,781      0.28       7.206         618         89,526      88.54       72.49
Missouri                          50          5,433,986      1.53       7.289         625        108,680      84.79       62.94
Montana                            2            287,430      0.08       6.073         655        143,715      80.00      100.00
Nebraska                          10          1,021,677      0.29       6.799         659        102,168      83.84       89.56
Nevada                            51          8,510,896      2.40       6.855         653        166,880      84.69       49.18
New Hampshire                      8          1,325,870      0.37       6.530         603        165,734      79.21       65.38
New Jersey                        24          4,705,993      1.33       7.345         580        196,083      79.54       73.66
New Mexico                         3            741,120      0.21       6.218         615        247,040      83.87       55.12
New York                          35          5,831,482      1.64       6.733         630        166,614      75.66       67.42
North Carolina                    63          7,610,628      2.14       7.130         632        120,804      84.71       78.67
Ohio                              62          6,678,982      1.88       7.079         633        107,726      84.41       72.84
Oklahoma                           6            425,699      0.12       7.741         611         70,950      85.41       69.78
Oregon                            37          4,525,964      1.28       6.691         636        122,323      85.63       67.88
Pennsylvania                      72          9,407,524      2.65       6.922         621        130,660      84.34       74.94
Rhode Island                      19          3,265,139      0.92       6.471         609        171,849      75.81       60.19
South Carolina                    59          6,011,746      1.69       7.518         610        101,894      81.84       82.67
South Dakota                       1            279,750      0.08       6.600         594        279,750      85.00        0.00
Tennessee                         45          4,376,723      1.23       7.834         616         97,261      89.37       81.53
Texas                            149         13,783,242      3.88       7.197         651         92,505      82.88       45.54
Utah                              14          1,933,317      0.54       6.415         661        138,094      80.88       81.77
Vermont                            1            269,227      0.08       6.250         623        269,227      90.00      100.00
Virginia                          84         13,534,594      3.81       6.832         610        161,126      82.15       76.56
Washington                        65          8,886,171      2.50       6.498         646        136,710      84.26       69.22
West Virginia                     12          1,126,051      0.32       7.398         601         93,838      78.26       79.18
Wisconsin                         39          4,775,252      1.35       6.740         641        122,442      85.23       74.26
Wyoming                            1             72,196      0.02       7.850         635         72,196      90.00        0.00
                               -----       ------------    ------       -----         ---      ---------      -----       -----
TOTAL:                         2,551       $354,906,328    100.00%      6.812%        629      $ 139,124      82.76%      65.71%
                               -----       ------------    ------       -----         ---      ---------      -----       -----

No more than approximately 0.39% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP A MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                       AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                                       PRINCIPAL  PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE        PERCENT
RANGE OF ORIGINAL       NUMBER OF       BALANCE    MORTGAGE   AVERAGE    CREDIT    BALANCE    ORIGINAL        FULL
LOAN-TO-VALUE RATIOS  MORTGAGE LOANS  OUTSTANDING    POOL      COUPON    SCORE   OUTSTANDING    LTV       DOCUMENTATION
--------------------  -------------- ------------    ----      ------    -----   -----------    ---       -------------
50.00% or less              38       $  3,969,420    1.12%    6.526%       603    $104,458     39.11%         57.24%

50.01% to 55.00%            21          2,470,742    0.70     6.917        608     117,654     52.90          58.17

55.01% to 60.00%            31          4,136,930    1.17     6.662        605     133,449     58.04          51.22

60.01% to 65.00%            36          5,487,886    1.55     6.611        623     152,441     62.92          67.94

65.01% to 70.00%            92         13,229,061    3.73     6.694        605     143,794     68.04          55.05

70.01% to 75.00%           156         22,566,297    6.36     6.725        599     144,656     73.65          68.39

75.01% to 80.00%           868        133,702,373   37.67     6.278        646     154,035     79.73          60.92

80.01% to 85.00%           273         43,828,979   12.35     6.846        601     160,546     84.34          69.63

85.01% to 90.00%           528         83,047,546   23.40     7.036        622     157,287     89.65          68.12

90.01% to 95.00%           145         20,901,999    5.89     7.437        633     144,152     94.80          78.97

95.01% to 100.00%          363         21,565,094    6.08     8.877        658      59,408     99.95          73.71
                         -----       ------------  -------    -----        ---    --------     -----          -----
TOTAL:                   2,551       $354,906,328  100.00%    6.812%       629    $139,124     82.76%         65.71%
                         -----       ------------  -------    -----        ---    --------     -----          -----

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 7.17% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.96% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.84%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.01%.

LOAN PURPOSE

                                       AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE         PERCENT
                        NUMBER OF       BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
LOAN PURPOSE          MORTGAGE LOANS  OUTSTANDING      POOL     COUPON      SCORE    OUTSTANDING    LTV       DOCUMENTATION
------------          --------------  -----------      ----     ------      -----    -----------    ---       -------------
Refinance - Cashout       1,243       $193,696,501    54.58%    6.769%       614      $155,830     81.66%         70.43%


Purchase                  1,152        139,835,289    39.40     6.855        650       121,385     84.31          58.11


Refinance - Rate/Term       156         21,374,538     6.02     6.929        617       137,016     82.62          72.72
                          -----       ------------   ------     -----        ---      --------     -----          -----
TOTAL:                    2,551       $354,906,328   100.00%    6.812%       629      $139,124     82.76%         65.71%
                          -----       ------------   ------     -----        ---      --------     -----          -----

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP A MORTGAGE LOANS

PROPERTY TYPE

                                          AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
PROPERTY TYPE           MORTGAGE LOANS   OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING    LTV          DOC
-------------           --------------   -----------     ----      ------      -----   -----------    ---          ---
Single Family               1,997       $273,251,155    76.99%     6.814%       627     $136,831     83.10%       67.26%

Rowhouse                        1            179,204     0.05      6.475        658      179,204     88.24       100.00

Townhouse                      23          2,642,832     0.74      6.922        640      114,906     85.93        74.56

Condominium                   114         14,674,222     4.13      6.932        639      128,721     83.21        50.68

Two- to Four-Family            82         13,719,886     3.87      6.949        635      167,316     76.13        57.60

Manufactured Housing            2            154,873     0.04      7.086        631       77,436     75.67       100.00

Planned Unit Development      332         50,284,156    14.17      6.727        635      151,458     82.43        63.18
                            -----       ------------   ------      -----        ---     --------     -----        -----
TOTAL:                      2,551       $354,906,328   100.00%     6.812%       629     $139,124     82.76%       65.71%
                            -----       ------------   ------      -----        ---     --------     -----        -----

DOCUMENTATION

                                         AGGREGATE                            WEIGHTED   AVERAGE     WEIGHTED
                                         PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE       PERCENT
                           NUMBER OF      BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
DOCUMENTATION           MORTGAGE LOANS  OUTSTANDING       POOL     COUPON      SCORE   OUTSTANDING     LTV           DOC
-------------           --------------  -----------       ----     ------      -----   -----------     ---           ---
Full Documentation          1,686       $233,216,053     65.71%    6.709%       621     $138,325      83.40%        100.00%

Stated Documentation          824        114,258,840     32.19     7.044        645      138,664      81.32           0.00

Lite Documentation             41          7,431,434      2.09     6.504        633      181,254      84.86           0.00
                            -----       ------------    ------     -----        ---     --------      -----          -----
TOTAL:                      2,551       $354,906,328    100.00%    6.812%       629     $139,124      82.76%         65.71%
                            -----       ------------    ------     -----        ---     --------      -----          -----

OCCUPANCY

                                           AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                           PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE       PERCENT
                           NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
OCCUPANCY               MORTGAGE LOANS    OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING     LTV           DOC
---------               --------------    -----------      ----      ------      -----    -----------     ---           ---
Primary                     2,396        $338,269,640     95.31%     6.786%       628      $141,181     82.83%          65.54%

Investment                    125          12,920,972      3.64      7.309        657       103,368      80.74          72.82

Second Home                    30           3,715,716      1.05      7.514        612       123,857      83.34          56.25
                            -----        ------------    ------      -----        ---      --------      -----          -----
TOTAL:                      2,551        $354,906,328    100.00%     6.812%       629      $139,124      82.76%         65.71%
                            -----        ------------    ------      -----        ---      --------      -----          -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3



                             GROUP A MORTGAGE LOANS

MORTGAGE LOAN AGE SUMMARY

                                         AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE        PERCENT
MORTGAGE LOAN AGE          NUMBER OF      BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL         FULL
SUMMARY                 MORTGAGE LOANS  OUTSTANDING     POOL     COUPON      SCORE    OUTSTANDING     LTV        DOCUMENTATION
-----------------       --------------  -----------     ----     ------      -----    -----------     ---        -------------
      2                       71       $ 10,445,456     2.94%     6.736%      628      $147,119       85.01%         76.52%

      3                    1,024        147,024,110    41.43      6.834       627       143,578       83.09          71.69

      4                      948        132,124,230    37.23      6.707       629       139,372       82.20          63.72

      5                      362         46,171,969    13.01      6.925       630       127,547       83.33          53.84

      6                      116         15,010,422     4.23      7.065       638       129,400       81.94          51.08

      7                       19          2,512,127     0.71      7.181       600       132,217       78.10          75.94

      8                        9          1,287,817     0.36      8.072       618       143,091       82.56          67.03

      9                        1            121,904     0.03      6.850       543       121,904       84.66         100.00

      10                       1            208,293     0.06      6.990       528       208,293       80.00         100.00
                           -----       ------------   ------      -----       ---      --------       -----         ------
      TOTAL:               2,551       $354,906,328   100.00%     6.812%      629      $139,124       82.76%         65.71%
                           -----       ------------   ------      -----       ---      --------       -----         ------

As of the Statistical Calculation Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                         AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                         PRINCIPAL    PERCENT OF  WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE        PERCENT
ORIGINAL PREPAYMENT       NUMBER OF       BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL        FULL
PENALTY TERM           MORTGAGE LOANS   OUTSTANDING     POOL       COUPON      SCORE     OUTSTANDING     LTV       DOCUMENTATION
-------------------    --------------  ------------     ----       ------      -----     -----------     ---       -------------
None                        379        $ 39,706,765     11.19%      7.459%      625       $104,767       84.51%         65.43%


6 Months                      4             559,884      0.16       6.878       607        139,971       83.24          74.80


12 Months                    94          16,161,083      4.55       6.755       631        171,926       82.49          69.70


13 Months                     9           2,047,748      0.58       5.932       672        227,528       84.64          50.13


24 Months                 1,426         205,595,699     57.93       6.741       625        144,177       83.10          64.71


30 Months                     1             324,259      0.09       5.990       758        324,259       80.00         100.00


36 Months                   638          90,510,889     25.50       6.724       638        141,867       81.24          67.56
                          -----        ------------    ------       -----       ---       --------       -----         ------
TOTAL:                    2,551        $354,906,328    100.00%      6.812%      629       $139,124       82.76%         65.71%
                          -----        ------------    ------       -----       ---       --------       -----         ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3



                             GROUP A MORTGAGE LOANS

CREDIT SCORES

                                             AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE        PERCENT
                             NUMBER OF        BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL        FULL
RANGE OF CREDIT SCORES    MORTGAGE LOANS    OUTSTANDING      POOL     COUPON     SCORE    OUTSTANDING    LTV       DOCUMENTATION
----------------------    --------------    -----------      ----     ------     -----    -----------    ---       -------------
Not Available                     1       $     50,874       0.01%    7.000%        0      $ 50,874     51.00%        100.00%

501 to 525                       29          4,148,760       1.17     7.540       518       143,061     72.40          82.91

526 to 550                      174         23,972,503       6.75     7.294       541       137,773     77.34          85.08

551 to 575                      250         35,346,228       9.96     7.236       564       141,385     80.31          80.90

576 to 600                      291         42,143,642      11.87     7.149       588       144,824     83.80          69.44

601 to 625                      504         70,027,328      19.73     6.816       613       138,943     84.22          74.02

626 to 650                      468         63,178,035      17.80     6.732       638       134,996     83.77          59.67

651 to 675                      384         53,616,409      15.11     6.535       662       139,626     83.77          54.47

676 to 700                      202         26,908,414       7.58     6.515       686       133,210     83.62          50.73

701 to 725                      114         15,691,483       4.42     6.399       712       137,645     83.12          45.85

726 to 750                       68          9,288,227       2.62     6.536       735       136,592     81.78          50.22

751 to 775                       39          6,269,592       1.77     6.290       762       160,759     82.03          71.33

776 to 800                       22          3,500,649       0.99     5.931       785       159,120     80.52          69.42

801 to 814                        5            764,184       0.22     5.947       805       152,837     69.98          42.39
                              -----       ------------     ------    -----        ---      --------     -----          -----
TOTAL:                        2,551       $354,906,328     100.00%   6.812%       629      $139,124     82.76%         65.71%
                              -----       ------------     ------    -----        ---      --------     -----          -----

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Statistical Calculation Date was approximately 629.

CREDIT GRADE

                                          AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                          PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE       PERCENT
                          NUMBER OF        BALANCE       MORTGAGE    AVERAGE   CREDIT       BALANCE     ORIGINAL        FULL
CREDIT GRADE           MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV       DOCUMENTATION
------------           --------------    -----------       ----      ------     -----     -----------     ---       -------------
A+                          1,294       $177,637,656       50.05%     6.555%     669       $137,278      83.63%         55.34%
A                             580         81,142,238       22.86       6.92      607        139,900      84.30          71.34
A-                            268         40,131,248       11.31       7.07      593        149,743      82.91          76.52
B                             258         34,698,135        9.78      7.279      564        134,489      79.35          79.89
C                             100         14,248,821        4.01      7.318      540        142,488      76.33          87.39
C-                             51          7,048,230        1.99       7.28      545        138,201      72.16          87.08
                            -----       ------------      ------      -----      ---       --------      -----          -----
TOTAL:                      2,551       $354,906,328      100.00%     6.812%     629       $139,124      82.76%         65.71%
                            -----       ------------      ------      -----      ---       --------      -----          -----

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP A MORTGAGE LOANS

MARGINS

                                        AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                                        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE        PERCENT
                       NUMBER OF         BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL         FULL
RANGE OF MARGINS     MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV        DOCUMENTATION
----------------     --------------    -----------      ----      ------     -----    -----------     ---        -------------
3.001% to 3.500%           2         $    447,433       0.16%      4.322%     675      $223,716      80.00%         100.00%
3.501% to 4.000%          20            4,238,364       1.49       4.985      674       211,918      79.58           92.76
4.001% to 4.500%          51           10,415,651       3.67       5.402      660       204,228      78.34           79.84
4.501% to 5.000%         116           22,255,573       7.84       5.690      646       191,858      79.45           69.37
5.001% to 5.500%         210           35,721,185      12.58       5.877      642       170,101      81.20           70.28
5.501% to 6.000%         357           58,420,973      20.57       6.213      630       163,644      81.70           68.50
6.001% to 6.500%         334           54,642,941      19.24       6.658      617       163,602      82.47           60.27
6.501% to 7.000%         268           40,366,404      14.22       7.062      612       150,621      83.04           53.84
7.001% to 7.500%         175           23,798,476       8.38       7.550      607       135,991      85.27           57.47
7.501% to 8.000%         120           14,213,943       5.01       8.018      607       118,450      86.03           56.50
8.001% to 8.500%          96           10,121,052       3.56       8.514      598       105,428      86.80           66.66
8.501% to 9.000%          50            5,549,367       1.95       8.916      583       110,987      87.58           59.73
9.001% to 9.500%          34            3,279,291       1.15       9.460      572        96,450      86.91           66.68
9.501% to 10.000%          5              392,659       0.14       9.978      574        78,532      86.79           60.05
10.001% to 10.500%         1               91,956       0.03      10.500      607        91,956      95.00            0.00
                       -----         ------------     ------      ------      ---      --------      -----           -----
TOTAL:                 1,839         $283,955,267     100.00%      6.666%     624      $154,407      82.53%          64.14%
                       -----         ------------     ------      ------      ---      --------      -----           -----

As of the Statistical Calculation Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.250% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.236% per annum.

MAXIMUM MORTGAGE RATES

                                           AGGREGATE                        WEIGHTED    AVERAGE      WEIGHTED
                                           PRINCIPAL   PERCENT OF WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE          PERCENT
RANGE OF MAXIMUM             NUMBER OF      BALANCE     MORTGAGE  AVERAGE   CREDIT      BALANCE      ORIGINAL          FULL
MORTGAGE RATES            MORTGAGE LOANS  OUTSTANDING     POOL    COUPON     SCORE    OUTSTANDING      LTV         DOCUMENTATION
----------------          --------------  -----------     ----    ------     -----    -----------      ---         -------------
11.500% or less                  86      $ 14,632,390      5.15%   5.274%     667      $170,144        78.67%           83.53%

11.501% to 12.000%              240        41,321,120     14.55    5.757      639       172,171        80.02            78.71

12.001% to 12.500%              294        49,738,085     17.52    6.110      630       169,177        80.69            69.36

12.501% to 13.000%              373        63,407,312     22.33    6.557      619       169,993        83.17            62.22

13.001% to 13.500%              261        39,498,099     13.91    6.824      621       151,334        83.03            57.79

13.501% to 14.000%              230        34,010,671     11.98    7.304      612       147,872        84.75            55.47

14.001% to 14.500%              156        18,864,481      6.64    7.814      613       120,926        84.12            52.27

14.501% to 15.000%              113        13,128,288      4.62    8.301      601       116,180        85.45            48.43

15.001% to 15.500%               44         4,877,944      1.72    8.900      593       110,862        88.94            53.88

15.501% to 16.000%               32         3,516,380      1.24    9.127      583       109,887        85.53            63.32

16.001% to 16.500%                7           584,457      0.21    9.531      578        83,494        89.27            69.26

17.001% to 17.500%                2           129,066      0.05   10.500      620        64,533        90.69             0.00

18.501% to 19.000%                1           246,975      0.09    5.950      601       246,975        79.99           100.00
                              -----      ------------    ------   ------      ---      --------        -----           ------
TOTAL:                        1,839      $283,955,267    100.00%   6.666%     624      $154,407        82.53%           64.14%
                              -----      ------------    ------   ------      ---      --------        -----           ------

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.100% per annum to 18.900% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.979% per annum.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                                       COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP A MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                                 AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                 PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                                 NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
NEXT RATE ADJUSTMENT DATE     MORTGAGE LOANS    OUTSTANDING      POOL     COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
-------------------------     --------------    -----------      ----     ------    ------    -----------    ---      -------------
November 2005                        1        $    208,293        0.07%    6.990%      528      $208,293      80.00%      100.00%

December 2005                        1             121,904        0.04     6.850       543       121,904      84.66       100.00

January 2006                         7             938,778        0.33     8.445       614       134,111      81.76        54.77

February 2006                       14           2,221,675        0.78     7.012       600       158,691      79.47        77.48

March 2006                          86          11,717,137        4.13     6.975       639       136,246      83.19        50.69

April 2006                         225          32,621,419       11.49     6.810       632       144,984      83.30        50.82

May 2006                           567          88,581,891       31.20     6.562       626       156,229      81.72        61.98

June 2006                          639          99,280,335       34.96     6.754       618       155,368      83.45        72.50

July 2006                           38           5,474,091        1.93     6.453       630       144,055      86.41        91.59

October 2006                         1             184,000        0.06     6.050       601       184,000      80.00       100.00

February 2007                        2             161,729        0.06     7.520       546        80,864      61.16       100.00

March 2007                           7           1,146,429        0.40     6.638       585       163,776      67.01        46.75

April 2007                          45           7,529,509        2.65     6.593       612       167,322      81.85        48.46

May 2007                            93          14,616,058        5.15     6.354       635       157,162      82.90        57.13

June 2007                           97          16,258,056        5.73     6.372       628       167,609      79.79        66.84

July 2007                           16           2,893,962        1.02     6.948       597       180,873      82.02        47.92
                                 -----        ------------      ------     -----       ---      --------      -----       ------
TOTAL:                           1,839        $283,955,267      100.00%    6.666%      624      $154,407      82.53%       64.14%
                                 -----        ------------      ------     -----       ---      --------      -----       ------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP B MORTGAGE LOANS

Aggregate Outstanding Principal Balance                                                             $298,713,997
Aggregate Original Principal Balance                                                                $299,419,232
Number of Mortgage Loans                                                                                   1,891

                                                       MINIMUM                  MAXIMUM              AVERAGE (1)
                                                       -------                  -------              -----------
Original Principal Balance                             $13,700                 $616,000               $158,339
Outstanding Principal Balance                          $13,673                 $613,619               $157,966

                                                       MINIMUM                  MAXIMUM          WEIGHTED AVERAGE (2)
                                                       -------                  -------          --------------------
Original Term (mos)                                      180                       360                    347
Stated remaining Term (mos)(5)                           173                       357                    342
Loan Age (mos)(5)                                          3                        10                      5
Current Interest Rate                                  4.450%                   13.650%                 6.828%
Initial Interest Rate Cap (3)                          1.000%                    5.000%                 2.869%
Periodic Rate Cap (3)                                  1.000%                    2.000%                 1.129%
Gross Margin (3)                                       3.250%                    9.740%                 6.105%
Maximum Mortgage Rate (3)                              8.800%                   16.999%                12.873%
Minimum Mortgage Rate (3)                              4.125%                    9.999%                 6.493%
Months to Roll (3)(5)                                     14                        56                     22
Original Loan-to-Value                                 11.24%                   100.00%                 82.54%
Credit Score (4)                                         500                       799                    633

                                                                               EARLIEST                LATEST
                                                                               --------                ------
Maturity Date                                                                  03/01/19               07/01/34

LIEN POSITION                                PERCENT OF MORTGAGE POOL
-------------                                ------------------------
1st Lien                                               94.82%
2nd Lien                                                5.18%

OCCUPANCY                                       PERCENT OF MORTGAGE POOL
---------                                       ------------------------
Primary                                                96.09%
Second Home                                             0.90%
Investment                                              3.01%

LOAN TYPE                                       PERCENT OF MORTGAGE POOL
---------                                       ------------------------
Fixed Rate                                             40.85%
ARM                                                    59.15%

                                                PERCENT OF MORTGAGE
AMORTIZATION TYPE                                       POOL
-----------------                               -------------------
Fully Amortizing                                       77.38%
Interest-Only                                          18.09%
Balloon                                                 4.54%

YEAR OF ORIGINATION     PERCENT OF MORTGAGE POOL
-------------------     ------------------------
       2003                       0.24%
       2004                      99.76%

LOAN PURPOSE            PERCENT OF MORTGAGE POOL
------------            ------------------------
Purchase                         30.74%
Refinance - Rate Term             7.67%
Refinance - Cashout              61.59%

PROPERTY TYPE           PERCENT OF MORTGAGE POOL
-------------           ------------------------
Single Family                     77.97%
Rowhouse                           0.30%
Townhouse                          0.72%
Condominium                        4.08%
Two- to Four-Family                2.11%
Planned Unit
Development                       14.74%
Manufactured Housing               0.07%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

(5) As of the Cut-off Date.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP B MORTGAGE LOANS

MORTGAGE RATES

                                             AGGREGATE                            WEIGHTED   AVERAGE     WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED     AVERAGE  PRINCIPAL    AVERAGE        PERCENT
                            NUMBER OF         BALANCE      MORTGAGE   AVERAGE      CREDIT    BALANCE     ORIGINAL         FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS     OUTSTANDING     POOL      COUPON        SCORE  OUTSTANDING     LTV        DOCUMENTATION
-----------------------  ---------------    -----------     ----      ------        -----  -----------     ---        -------------
5.500% or less                  91         $ 23,018,292      7.71%     5.278%        660     $252,948      78.60%         78.95%

5.501% to 6.000%               246           58,011,122     19.42      5.859         656      235,818      80.02          72.99

6.001% to 6.500%               293           61,789,591     20.69      6.315         637      210,886      79.45          58.49

6.501% to 7.000%               377           68,228,528     22.84      6.817         622      180,978      82.64          62.15

7.001% to 7.500%               196           30,147,369     10.09      7.305         614      153,813      84.29          61.60

7.501% to 8.000%               162           21,859,228      7.32      7.790         604      134,934      84.93          63.45

8.001% to 8.500%               106           11,623,461      3.89      8.316         605      109,655      85.00          56.27

8.501% to 9.000%                94            8,607,427      2.88      8.805         606       91,568      89.02          78.06

9.001% to 9.500%                75            4,310,844      1.44      9.395         628       57,478      95.03          69.55

9.501% to 10.000%               46            2,226,484      0.75      9.935         665       48,402      95.37          23.00

10.001% to 10.500%              69            3,144,727      1.05     10.379         659       45,576      98.60          17.73

10.501% to 11.000%              78            3,326,660      1.11     10.855         659       42,649      99.66          32.96

11.001% to 11.500%              24            1,015,960      0.34     11.255         632       42,332      99.92          65.78

11.501% to 12.000%              26              986,898      0.33     11.891         649       37,958      99.82          36.67

12.001% to 12.500%               5              268,684      0.09     12.396         632       53,737     100.00          34.58

12.501% to 13.000%               1               22,984      0.01     12.990         616       22,984      82.73         100.00

13.001% to 13.500%               1               99,755      0.03     13.090         648       99,755     100.00           0.00

13.501% to 14.000%               1               25,984      0.01     13.650         606       25,984     100.00         100.00
                             -----         ------------    ------     ------         ---     --------     ------         ------
TOTAL:                       1,891         $298,713,997    100.00%     6.828%        633     $157,966      82.54%         63.97%
                             -----         ------------    ------     ------         ---     --------     ------         ------

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.450% per annum to 13.650% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.828% per annum.

REMAINING MONTHS TO STATED MATURITY


                                           AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
     RANGE OF                              PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE        PERCENT
 REMAINING MONTHS           NUMBER OF       BALANCE      MORTGAGE    AVERAGE      CREDIT      BALANCE     ORIGINAL        FULL
TO STATED MATURITY       MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING     LTV       DOCUMENTATION
------------------       --------------  ------------   ----------   --------    --------   -----------   --------    -------------
  169 to 180                367          $ 19,212,762      6.43%     9.471%        653       $ 52,351      92.29%         47.56%

  229 to 240                 46             4,283,301      1.43      7.308         633         93,115      80.48          86.32

  241 to 252                  1                90,572      0.03      7.900         612         90,572      52.00         100.00

  289 to 300                  5               672,102      0.22      6.709         642        134,420      79.21         100.00

  337 to 348                  1               106,141      0.04      7.500         718        106,141      95.00         100.00

  349 to 360               1471           274,349,119     91.84      6.635         631        186,505      81.90          64.66
                          -----          ------------    ------      -----         ---       --------      -----          -----
  TOTAL:                  1,891          $298,713,997    100.00%     6.828%        633       $157,966      82.54%         63.97%
                          -----          ------------    ------      -----         ---       --------      -----          -----

As of the Statistical Calculation Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 343 months.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP B MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE       PERCENT
RANGE OF ORIGINAL MORTGAGE      NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL        FULL
LOAN PRINCIPAL BALANCES       MORTGAGE LOANS   OUTSTANDING      POOL     COUPON      SCORE   OUTSTANDING    LTV       DOCUMENTATION
---------------------------   --------------   -----------    --------   ------    --------  -----------  ---------   -------------
$50,000 or less                     279        $  9,404,060      3.15%    9.901%      652     $ 33,706      95.26%         46.93%

$50,001 to $100,000                 462          35,367,544     11.84     7.924       630       76,553      84.30          74.38

$100,001 to $150,000                401          49,656,945     16.62     6.935       629      123,833      82.04          73.34

$150,001 to $200,000                250          43,217,070     14.47     6.680       627      172,868      81.21          69.69

$200,001 to $250,000                149          33,305,978     11.15     6.595       628      223,530      80.13          60.30

$250,001 to $300,000                 71          19,579,327      6.55     6.370       634      275,765      81.82          63.08

$300,001 to $350,000                 84          27,768,168      9.30     6.474       637      330,573      82.98          61.59

$350,001 to $400,000                115          43,142,590     14.44     6.415       635      375,153      83.16          45.11

$400,001 to $450,000                 38          16,168,015      5.41     6.350       635      425,474      82.43          63.18

$450,001 to $500,000                 29          13,811,087      4.62     6.052       659      476,244      80.93          69.02

$500,001 to $550,000                  4           2,079,965      0.70     6.283       652      519,991      75.97          75.10

$550,001 to $600,000                  8           4,599,628      1.54     6.476       617      574,954      82.14          63.27

$600,001 to $650,000                  1             613,619      0.21     5.000       631      613,619      73.42         100.00
                                  -----        ------------   -------    ------    ------    ---------    -------         ------
TOTAL:                            1,891        $298,713,997    100.00%    6.828%      633     $157,966      82.54%         63.97%
                                  -----        ------------   -------    ------    ------    ---------    -------         ------

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $13,673 to approximately $613,619 and the average outstanding principal balance of the Mortgage Loans was approximately $157,966.

PRODUCT TYPES

                                             AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE        PERCENT
                            NUMBER OF         BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL         FULL
PRODUCT TYPES            MORTGAGE LOANS     OUTSTANDING     POOL       COUPON    SCORE     OUTSTANDING    LTV        DOCUMENTATION
-------------            --------------     -----------     ----       ------    -----     -----------    ---        -------------
Balloon Loans                 294          $ 13,551,965     4.54%      10.208%    662       $ 46,095      99.63%         45.75%

15 to 19 Year Fixed Loans      73             5,660,797     1.90        7.708     631         77,545      74.71          51.87

20 to 24 Year Fixed Loans      46             4,283,301     1.43        7.308     633         93,115      80.48          86.32

25 to 29 Year Fixed Loans       6               762,674     0.26        6.850     639        127,112      75.98         100.00

30 Year Fixed Loans           574            97,779,670    32.73        6.768     643        170,348      80.17          75.02

2/28 LIBOR ARM Loans          750           141,234,329    47.28        6.615     625        188,312      83.22          61.15

3/27 LIBOR ARM Loans          142            34,159,040    11.44        6.369     626        240,557      81.64          49.86

5/25 ARM Loans                  6             1,282,221     0.43        5.822     628        213,703      76.50          57.89
                            -----          ------------   ------        -----     ---       --------      -----          -----
TOTAL:                      1,891          $298,713,997   100.00%       6.828%    633       $157,966      82.54%         63.97%
                            -----          ------------   ------        -----     ---       --------      -----          -----

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP B MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                          AGGREGATE                          WEIGHTED    AVERAGE   WEIGHTED
                                          PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE     PERCENT
STATE DISTRIBUTIONS        NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL       FULL
OF MORTGAGED PROPERTIES  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE   OUTSTANDING     LTV     DOCUMENTATION
-----------------------  --------------  -----------      ----      ------    -----   -----------     ---     -------------
Alabama                        23       $  2,336,043       0.78%      6.799%    652     $101,567    85.07%        90.96%
Arizona                        50          4,463,678       1.49       7.172     649       89,274    86.11         43.91
Arkansas                        7            651,513       0.22       7.589     648       93,073    91.69         68.06
California                    435        105,498,842      35.32       6.347     639      242,526    80.99         60.60
Colorado                       29          4,465,574       1.49       6.853     624      153,985    81.40         50.89
Connecticut                    25          3,784,527       1.27       7.193     644      151,381    85.02         71.86
Delaware                        6            606,155       0.20       7.457     629      101,026    83.91        100.00
District of Columbia            4            607,987       0.20       8.018     621      151,997    65.11         70.19
Florida                       163         21,586,465       7.23       6.958     634      132,432    83.47         57.65
Georgia                        77         12,008,432       4.02       6.998     621      155,954    79.89         55.55
Idaho                           1             70,863       0.02       8.750     588       70,863    75.00          0.00
Illinois                       60          8,478,663       2.84       7.009     620      141,311    84.62         81.12
Indiana                        33          4,153,715       1.39       7.523     624      125,870    85.21         64.38
Iowa                            3            244,219       0.08       6.812     594       81,406    83.25        100.00
Kansas                         10            834,705       0.28       7.349     608       83,470    84.86         77.62
Kentucky                       21          2,198,325       0.74       7.341     626      104,682    82.32         63.66
Louisiana                      10            954,155       0.32       6.991     635       95,416    80.36         52.98
Maine                           6          1,224,249       0.41       6.977     672      204,042    88.22         83.55
Maryland                       70         12,380,895       4.14       7.070     606      176,870    84.34         72.97
Massachusetts                  19          4,881,729       1.63       6.617     644      256,933    83.77         80.21
Michigan                       85          9,418,257       3.15       7.134     625      110,803    82.76         66.87
Minnesota                      38          4,959,364       1.66       7.225     638      130,510    85.06         62.22
Mississippi                    13          1,016,732       0.34       7.694     606       78,210    82.57         85.68
Missouri                       26          2,609,044       0.87       7.431     641      100,348    87.79         52.91
Montana                         1             32,971       0.01      10.125     627       32,971   100.00        100.00
Nebraska                        1            277,439       0.09       7.200     565      277,439    90.00        100.00
Nevada                         39          6,764,158       2.26       6.680     637      173,440    84.55         40.32
New Hampshire                   2            212,828       0.07       5.725     735      106,414    72.95         74.97
New Jersey                     18          3,744,211       1.25       7.125     596      208,012    83.00         80.66
New York                       50          9,952,256       3.33       6.732     629      199,045    78.52         70.58
North Carolina                 39          5,000,249       1.67       7.571     627      128,212    86.86         58.48
Ohio                           58          6,411,367       2.15       7.197     620      110,541    86.38         83.04
Oklahoma                        3            236,172       0.08       6.303     639       78,724    85.90        100.00
Oregon                         24          2,992,576       1.00       6.730     674      124,691    80.62         55.68
Pennsylvania                   82         10,633,169       3.56       6.943     628      129,673    81.97         82.85
Rhode Island                   11          1,893,480       0.63       7.384     595      172,135    82.60         47.13
South Carolina                 31          3,556,401       1.19       7.547     613      114,723    84.44         85.17
South Dakota                    2            195,794       0.07       7.247     596       97,897    86.16        100.00
Tennessee                      36          4,013,308       1.34       7.360     638      111,481    84.45         75.80
Texas                         100          7,882,969       2.64       7.704     648       78,830    82.89         32.81
Utah                           10            871,404       0.29       6.915     675       87,140    87.02         88.66
Virginia                       88         14,301,899       4.79       7.163     626      162,522    83.41         72.33
Washington                     48          7,195,855       2.41       6.856     649      149,914    84.31         57.94
West Virginia                  16          1,325,731       0.44       7.500     603       82,858    81.29         84.32
Wisconsin                      17          1,639,916       0.55       7.189     638       96,466    83.56         62.76
Wyoming                         1            145,712       0.05       8.125     611      145,712   100.00        100.00
                            -----       -----------      ------       -----     ---     --------   ------        ------
TOTAL:                      1,891       $298,713,997     100.00%      6.828%    633     $157,966    82.54%        63.97%
                            -----       -----------      ------       -----     ---     --------   ------        ------

No more than approximately 0.70% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP B MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                          AGGREGATE                            WEIGHTED     AVERAGE        WEIGHTED
                                          PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE       PERCENT
RANGE OF ORIGINAL         NUMBER OF        BALANCE       MORTGAGE   AVERAGE     CREDIT      BALANCE        ORIGINAL        FULL
LOAN-TO-VALUE RATIOS   MORTGAGE LOANS     OUTSTANDING      POOL     COUPON       SCORE    OUTSTANDING        LTV      DOCUMENTATION
--------------------   --------------     -----------      ----     ------       -----    -----------        ---      -------------

50.00% or less             42           $ 4,598,841        1.54%    6.461%        637       $109,496        40.97%         61.57%

50.01% to 55.00%           19              3,211,102       1.07     6.780         624        169,005        52.89          36.17

55.01% to 60.00%           35              5,140,321       1.72     6.490         609        146,866        57.64          56.05

60.01% to 65.00%           42              8,326,260       2.79     6.569         606        198,244        62.76          43.45

65.01% to 70.00%           76             13,962,986       4.67     6.487         617        183,723        68.49          57.64

70.01% to 75.00%          101             20,243,218       6.78     6.534         622        200,428        73.90          64.70

75.01% to 80.00%          511             92,071,004      30.82     6.359         643        180,178        79.62          60.43

80.01% to 85.00%          200             38,888,797      13.02     6.699         613        194,444        84.48          64.94

85.01% to 90.00%          345             68,776,643      23.02     6.855         630        199,353        89.59          68.00

90.01% to 95.00%          112             18,861,052       6.31     7.140         640        168,402        94.75          83.09

95.01% to 100.00%         408             24,633,773       8.25     9.132         661         60,377        99.91          65.47
                        -----           ------------     ------     -----         ---       --------        -----          -----
TOTAL:                  1,891           $298,713,997     100.00%    6.828%        633       $157,966        82.54%         63.97%
                        -----           ------------     ------     -----         ---       --------        -----          -----

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 11.24% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 5.18% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.65%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.87%.

LOAN PURPOSE

                                AGGREGATE                             WEIGHTED         AVERAGE          WEIGHTED
                                PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE        PRINCIPAL         AVERAGE           PERCENT
                 NUMBER OF       BALANCE        MORTGAGE     AVERAGE    CREDIT         BALANCE          ORIGINAL            FULL
LOAN PURPOSE  MORTGAGE LOANS   OUTSTANDING        POOL       COUPON     SCORE        OUTSTANDING          LTV          DOCUMENTATION
------------  --------------   -----------        ----       ------     -----        -----------          ---          -------------
Refinance -
Cashout            997        $183,965,107        61.59%     6.705%      623           $184,519           81.06%            68.77%

Purchase           753          91,825,134        30.74      7.080       653            121,946           85.78             52.54

Refinance -
Rate/Term          141          22,923,756         7.67      6.799       637            162,580           81.39             71.26
                 -----        ------------       ------      -----       ---           --------           -----             -----
TOTAL:           1,891        $298,713,997       100.00%     6.828%      633           $157,966           82.54%            63.97%
                 -----        ------------       ------      -----       ---           --------           -----             -----

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP B MORTGAGE LOANS

PROPERTY TYPE

                                             AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE       PERCENT
                               NUMBER OF      BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
PROPERTY TYPE               MORTGAGE LOANS  OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING    LTV           DOC
--------------------------  --------------  -----------      ----       ------      -----   -----------    ---           ---
Single Family                   1,506       $232,914,801     77.97%      6.829%      634     $154,658      82.79%       64.84%

Rowhouse                            9            902,377      0.30       7.513       630      100,264      79.27        79.91

Townhouse                          21          2,141,344      0.72       7.175       608      101,969      81.15        73.92

Condominium                        80         12,192,878      4.08       6.708       643      152,411      81.36        74.88

Two- to Four-Family                42          6,315,427      2.11       7.072       637      150,367      75.51        61.03

Manufactured Housing                3            205,555      0.07       7.809       636       68,518      78.96       100.00

Planned Unit Development          230         44,041,615     14.74       6.781       627      191,485      82.70        55.81
                                -----       ------------    ------       -----       ---     --------      -----        -----
TOTAL:                          1,891       $298,713,997    100.00%      6.828%      633     $157,966      82.54%       63.97%
                                -----       ------------    ------       -----       ---     --------      -----        -----

DOCUMENTATION

                                          AGGREGATE                         WEIGHTED    AVERAGE     WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE       PERCENT
                           NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
DOCUMENTATION           MORTGAGE LOANS   OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING     LTV      DOCUMENTATION
---------------------   --------------   -----------     ----     ------     -----    -----------     ---      -------------
Full Documentation          1,229       $191,092,320     63.97%    6.714%     628      $155,486      83.35%        100.00%

Stated Documentation          628         98,650,369     33.03     7.076      642       157,087      80.78           0.00

Lite Documentation             34          8,971,308      3.00     6.508      645       263,862      84.53           0.00
                            -----       ------------    ------     -----      ---      --------      -----          -----
TOTAL:                      1,891       $298,713,997    100.00%    6.828%     633      $157,966      82.54%         63.97%
                            -----       ------------    ------     -----      ---      --------      -----          -----

OCCUPANCY

                                      AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                      PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE        PERCENT
                      NUMBER OF        BALANCE     MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL         FULL
OCCUPANCY          MORTGAGE LOANS    OUTSTANDING     POOL       COUPON      SCORE    OUTSTANDING     LTV        DOCUMENTATION
-----------        --------------    -----------     ----       ------      -----    -----------     ---        -------------
Primary               1,789         $287,034,008     96.09%     6.807%       632      $160,444      82.65%          63.92%

Investment               87            8,988,318      3.01      7.450        656       103,314      79.04           70.54

Second Home              15            2,691,670      0.90      6.962        634       179,445      82.42           47.31
                      -----         ------------    ------      -----        ---      --------      -----           -----
TOTAL:                1,891         $298,713,997    100.00%     6.828%       633      $157,966      82.54%          63.97%
                      -----         ------------    ------      -----        ---      --------      -----           -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP B MORTGAGE LOANS

MORTGAGE LOAN AGE SUMMARY

                                         AGGREGATE                           WEIGHTED   AVERAGE       WEIGHTED
                                         PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL      AVERAGE          PERCENT
MORTGAGE LOAN AGE          NUMBER OF      BALANCE      MORTGAGE   AVERAGE     CREDIT    BALANCE       ORIGINAL           FULL
SUMMARY                 MORTGAGE LOANS  OUTSTANDING      POOL     COUPON      SCORE    OUTSTANDING      LTV          DOCUMENTATION
-----------------       --------------  -----------   -------     ------      -----    -----------      ---          -------------
2                             84       $ 15,572,041       5.21%    6.736%      643      $185,381        81.37%            62.25%

3                            726        121,153,312      40.56     6.820       636       166,878        82.26             65.56

4                            743        113,064,272      37.85     6.802       630       152,173        82.52             65.22

5                            264         39,759,470      13.31     6.836       629       150,604        83.76             57.08

6                             57          6,172,881       2.07     7.305       630       108,296        85.18             61.81

7                             13          2,266,474       0.76     7.427       620       174,344        81.10             73.38

8                              3            606,704       0.20     7.267       682       202,235        72.78             10.60

9                              1            118,843       0.04     9.900       599       118,843        63.16              0.00
                           -----       ------------     ------     -----       ---      --------        -----             -----
TOTAL:                     1,891       $298,713,997     100.00%    6.828%      633      $157,966        82.54%            63.97%
                           -----       ------------     ------     -----       ---      --------        -----             -----

As of the Statistical Calculation Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                         AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE        PERCENT
ORIGINAL PREPAYMENT        NUMBER OF      BALANCE       MORTGAGE  AVERAGE     CREDIT     BALANCE    ORIGINAL         FULL
PENALTY TERM            MORTGAGE LOANS  OUTSTANDING      POOL     COUPON      SCORE    OUTSTANDING    LTV        DOCUMENTATION
-------------------     --------------  -----------   ----------  ------      -----    -----------    ---        -------------
None                          302       $ 29,887,745      10.01%    7.777%      632      $98,966     87.06%          62.41%

12 Months                      51          9,567,518       3.20     6.884       621      187,598     82.09           65.73

13 Months                       9          1,928,778       0.65     6.905       626      214,309     88.07           63.44

24 Months                     670        115,417,325      38.64     6.691       631      172,265     83.75           58.24

36 Months                     549         98,480,603      32.97     6.682       640      179,382     80.38           63.42

48 Months                       6            979,755       0.33     6.385       668      163,293     84.78           92.77

60 Months                     303         42,210,700      14.13     6.868       625      139,309     80.81           80.80

84 Months                       1            241,572       0.08     6.150       641      241,572     90.00          100.00
                            -----       ------------     ------     -----       ---     --------     -----          ------
TOTAL:                      1,891       $298,713,997     100.00%    6.828%      633     $157,966     82.54%          63.97%
                            -----       ------------     ------     -----       ---     --------     -----          ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 34 months.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP B MORTGAGE LOANS

CREDIT SCORES

                                           AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                                           PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL   AVERAGE        PERCENT
                           NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT       BALANCE    ORIGINAL         FULL
RANGE OF CREDIT SCORES  MORTGAGE LOANS    OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING    LTV       DOCUMENTATION
----------------------  --------------    -----------   ----------  --------    --------   -----------  --------    -------------
500 to 500                     1            $179,487        0.06%    7.750%       500       $179,487      67.92%          0.00%

501 to 525                    15           2,222,349        0.74     7.532        517        148,157      71.60          75.35

526 to 550                    99          13,982,021        4.68     7.351        540        141,233      77.81          86.11

551 to 575                   151          24,387,661        8.16     7.209        564        161,508      78.55          76.10

576 to 600                   218          37,429,530       12.53     6.994        589        171,695      82.04          69.54

601 to 625                   381          64,461,267       21.58     6.859        613        169,190      83.52          65.28

626 to 650                   341          51,670,505       17.30     6.796        638        151,526      83.71          58.67

651 to 675                   303          46,530,206       15.58     6.672        662        153,565      83.45          58.27

676 to 700                   183          28,332,081        9.48     6.545        687        154,820      83.14          54.13

701 to 725                    84          13,064,469        4.37     6.539        712        155,529      83.17          61.20

726 to 750                    60           8,389,407        2.81     6.698        736        139,823      85.85          62.90

751 to 775                    39           5,640,091        1.89     6.230        764        144,618      81.69          44.81

776 to 799                    16           2,424,923        0.81     6.210        784        151,558      80.09          88.58
                           -----        ------------      ------     -----        ---       --------      -----          -----
TOTAL:                     1,891        $298,713,997      100.00%    6.828%       633       $157,966      82.54%         63.97%
                           -----        ------------      ------     -----        ---       --------      -----          -----

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 500 to 799 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Statistical Calculation Date was approximately 633.

CREDIT GRADE

                                        AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE          PERCENT
                         NUMBER OF       BALANCE      MORTGAGE    AVERAGE    CREDIT       BALANCE      ORIGINAL           FULL
CREDIT GRADE           MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV          DOCUMENTATION
------------           --------------  -----------      ----      ------      -----     -----------      ---          -------------
A+                       1,018        $153,134,770     51.26%     6.689%       670       $150,427        84.15%           57.60%

A                          436          76,367,157     25.57       6.89        608        175,154        83.58            66.32

A-                         185          31,885,725     10.67       6.93        595        172,355        78.79            65.73

B                          151          22,726,575      7.61      7.095        575        150,507        77.73            77.56

C                           68           9,368,428      3.14      7.366        541        137,771        77.03            95.25

C-                          33           5,231,341      1.75      7.221        560        158,525        73.73            90.41
                         -----        ------------    ------      -----        ---       --------        -----            -----
TOTAL:                   1,891        $298,713,997    100.00%     6.828%       633       $157,966        82.54%           63.97%
                         -----        ------------    ------      -----        ---       --------        -----            -----

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP B MORTGAGE LOANS

MARGINS

                                     AGGREGATE                            WEIGHTED   AVERAGE     WEIGHTED
                                     PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE        PERCENT
                      NUMBER OF       BALANCE      MORTGAGE    AVERAGE     CREDIT    BALANCE     ORIGINAL         FULL
RANGE OF MARGINS    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING     LTV        DOCUMENTATION
----------------    --------------  -----------      ----      ------      -----   -----------     ---        -------------
3.001% to  3.500%          1       $    211,317       0.12%     5.625%      702     $211,317      80.00%           0.00%
3.501% to  4.000%         12          3,371,948       1.91      4.929       666      280,996      77.48          100.00
4.001% to  4.500%         31          8,256,687       4.67      5.347       661      266,345      80.24           83.41
4.501% to  5.000%         62         16,382,043       9.27      5.691       657      264,226      79.83           67.51
5.001% to  5.500%        108         25,949,948      14.69      5.966       629      240,277      81.05           52.50
5.501% to  6.000%        177         38,015,569      21.52      6.217       627      214,777      82.65           60.12
6.001% to  6.500%        151         29,745,506      16.84      6.633       625      196,990      82.36           52.05
6.501% to  7.000%        139         25,003,520      14.15      7.047       613      179,881      85.56           57.19
7.001% to  7.500%         77         11,412,852       6.46      7.536       605      148,219      85.27           51.14
7.501% to  8.000%         62          8,264,009       4.68      7.989       594      133,290      85.73           56.19
8.001% to  8.500%         41          5,678,447       3.21      8.469       596      138,499      87.41           54.77
8.501% to  9.000%         26          3,189,190       1.81      8.724       588      122,661      87.28           75.04
9.001% to  9.500%          8            855,310       0.48      9.443       600      106,914      88.27           41.98
9.501% to 10.000%          3            339,245       0.19      9.931       559      113,082      75.42           64.97
                         ---       ------------     ------      -----       ---     --------      -----           -----
TOTAL:                   898       $176,675,590     100.00%     6.561%      625     $196,743      82.87%          58.94%
                         ---       ------------     ------      -----       ---     --------      -----           -----

As of the Statistical Calculation Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.250% per annum to 9.740% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.105% per annum.

MAXIMUM MORTGAGE RATES

                                      AGGREGATE                          WEIGHTED   AVERAGE   WEIGHTED
                                      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE       PERCENT
RANGE OF MAXIMUM        NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE   ORIGINAL         FULL
MORTGAGE RATES       MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING   LTV        DOCUMENTATION
----------------     --------------  -----------     ----      ------     -----   -----------   ---        -------------
11.500% or less            52       $ 12,316,769      6.97%     5.337%     656     $236,861    77.69%          66.50%
11.501% to 12.000%        110         25,125,022     14.22      5.750      639      228,409    80.18           73.27
12.001% to 12.500%        148         31,693,098     17.94      6.103      635      214,143    80.62           56.04
12.501% to 13.000%        219         46,212,383     26.16      6.497      625      211,015    84.23           59.18
13.001% to 13.500%        107         21,303,222     12.06      6.830      621      199,096    84.54           52.25
13.501% to 14.000%        103         18,922,872     10.71      7.248      608      183,717    85.36           55.72
14.001% to 14.500%         74         10,986,544      6.22      7.852      603      148,467    85.03           46.37
14.501% to 15.000%         57          6,906,688      3.91      8.380      598      121,170    86.14           60.25
15.001% to 15.500%         20          2,440,073      1.38      8.766      587      122,004    86.79           38.88
15.501% to 16.000%          6            474,653      0.27      8.879      582       79,109    89.05           79.18
16.501% to 17.000%          2            294,266      0.17      9.959      558      147,133    73.19           59.61
                          ---       ------------    ------      -----      ---     --------    -----           -----
TOTAL:                    898       $176,675,590    100.00%     6.561%     625     $196,743    82.87%          58.94%
                          ---       ------------    ------      -----      ---     --------    -----           -----

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.800% per annum to 16.999% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.873% per annum.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP B MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                             AGGREGATE                             WEIGHTED     AVERAGE    WEIGHTED
                                             PRINCIPAL      PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE        PERCENT
                              NUMBER OF       BALANCE        MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL         FULL
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS   OUTSTANDING        POOL       COUPON    SCORE     OUTSTANDING    LTV       DOCUMENTATION
-------------------------  --------------   -----------        ----       ------    -----     -----------    ---       -------------
December 2005                    1          $    118,843       0.07%      9.900%     599       $118,843      63.16%          0.00%
January 2006                     3               606,704       0.34       7.267      682        202,235      72.78          10.60
February 2006                   11             2,010,632       1.14       7.384      612        182,785      79.52          78.23
March 2006                      25             3,407,868       1.93       7.024      621        136,315      86.38          76.75
April 2006                     117            20,167,039      11.41       6.576      629        172,368      84.62          55.54
May 2006                       249            48,286,800      27.33       6.452      626        193,923      82.82          59.10
June 2006                      321            61,220,961      34.65       6.712      623        190,720      83.11          64.64
July 2006                       23             5,415,482       3.07       6.423      627        235,456      83.78          51.69
March 2007                       4               889,167       0.50       6.999      593        222,292      78.61          47.24
April 2007                      20             5,303,409       3.00       6.526      599        265,170      82.16          33.93
May 2007                        54            12,532,107       7.09       6.236      632        232,076      82.46          55.86
June 2007                       55            13,407,885       7.59       6.344      632        243,780      81.56          50.25
July 2007                        9             2,026,471       1.15       6.672      639        225,163      77.09          52.96
March 2009                       1               163,014       0.09       5.625      655        163,014      71.30           0.00
April 2009                       1               186,267       0.11       6.250      617        186,267      84.93         100.00
June 2009                        4               932,940       0.53       5.771      625        233,235      75.72          59.59
TOTAL:                         898          $176,675,590     100.00%      6.561%     625       $196,743      82.87%         58.94%

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                 COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              ASSUMED MORTGAGE POOL

                        GROUP A FIXED RATE MORTGAGE LOANS

                                                                                                                   ORIGINAL
                                                              ORIGINAL      REMAINING    ORIGINAL    REMAINING     MONTHS TO
                             NET     ORIGINAL   REMAINING   AMORTIZATION  AMORTIZATION      IO          IO         PREPAYMENT
  CURRENT      MORTGAGE   MORTGAGE     TERM        TERM         TERM          TERM         TERM        TERM         PENALTY
BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)      (MONTHS)     (MONTHS)    (MONTHS)      EXPIRATION
-----------     -------    -------   --------    --------     --------      --------     --------    --------      ----------
 3,132,364.82   10.204      9.704       180        175          360            355           0           0             0
   187,127.51   11.992     11.492       180        176          360            356           0           0             12
 3,508,606.33   10.359      9.859       180        175          360            355           0           0             24
 1,882,590.55   10.338      9.838       180        175          360            355           0           0             36
 1,118,540.74    9.825      9.325       180        175          180            175           0           0              0
    41,880.29   12.460     11.960       180        175          180            175           0           0             24
 2,034,759.28    7.492      6.992       180        175          180            175           0           0             36
   705,253.99    8.017      7.517       240        235          240            235           0           0              0
   158,259.48    7.625      7.125       240        235          240            235           0           0             12
   259,973.35   11.509     11.009       240        235          240            235           0           0             24
   589,410.81    6.690      6.190       240        235          240            235           0           0             36
   230,022.51    5.760      5.260       300        297          300            297           0           0              0
   264,165.08    6.850      6.350       288        284          288            284           0           0             36
 5,351,839.56    7.704      7.204       360        355          360            355           0           0              0
   670,207.99    7.481      6.981       360        355          360            355           0           0             12
 4,184,992.99    6.965      6.465       360        355          360            355           0           0             24
   322,463.21    5.990      5.490       360        356          360            356           0           0             30
42,316,470.60    6.805      6.305       360        355          360            355           0           0             36
   229,792.43    6.350      5.850       360        355          300            300          60          55             24
 3,369,349.83    6.365      5.865       360        356          300            300          60          56             36

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS


                                                             ORIG    REM           ORIG     REM
                             NET       ORIGINAL   REMAINING  AMORT   AMORT         IO       IO       GROSS
   CURRENT     MORTGAGE    MORTGAGE      TERM       TERM     TERM    TERM         TERM     TERM      MARGIN
 BALANCE ($)    RATE(%)    RATE(%)       (MOS)      (MOS)    (MOS)   (MOS)        (MOS)    (MOS)      (%)
 -----------    -------    -------       -----      -----    -----   -----        -----    -----      ---
 24,836,387.93   7.066      6.566         360        355      360     355           0        0       6.604
    556,783.04   6.878      6.378         360        355      360     355           0        0       6.378
 11,550,778.74   6.676      6.176         360        355      360     355           0        0       6.361
    664,521.95   5.359      4.859         360        355      360     355           0        0       4.362
154,770,997.48   6.803      6.303         360        355      360     355           0        0       6.435
  2,812,499.48   6.894      6.394         360        355      360     355           0        0       6.470
  2,526,862.16   6.803      6.303         360        355      360     355           0        0       6.311
    685,956.99   6.871      6.371         360        355      360     355           0        0       6.483
  2,091,462.75   6.520      6.020         360        355      360     355           0        0       6.029
 24,648,810.46   6.646      6.146         360        355      360     355           0        0       6.075
    472,253.67   7.130      6.630         360        354      336     336          24       18       6.800
  1,371,883.96   6.210      5.710         360        355      336     336          24       19       5.210
 15,383,136.12   6.017      5.517         360        355      336     336          24       19       5.154
    151,535.99   4.990      4.490         360        356      336     336          24       20       3.990
    313,255.24   6.250      5.750         360        357      324     324          36       33       5.250
    457,253.22   5.483      4.983         360        356      324     324          36       32       4.483
  9,740,408.76   5.927      5.427         360        355      324     324          36       31       5.151
  1,113,308.37   6.582      6.082         360        356      300     300          60       56       6.332
  2,505,983.03   6.506      6.006         360        355      300     300          60       55       6.256
 23,528,834.25   6.211      5.711         360        356      300     300          60       56       5.961
    293,813.41   5.750      5.250         360        355      300     300          60       55       5.500
  1,905,745.81   6.275      5.775         360        356      300     300          60       56       6.025


                                                                             NUMBER OF
                                                                              MONTHS
                                                                               UNTIL                         ORIGINAL
                 INITIAL                                            RATE       NEXT                          MONTHS
                  RATE                                             CHANGE      RATE                          PREPAY
   CURRENT       CHANGE   PERIODIC      MAXIMUM     MINIMUM      FREQUENCY   ADJUSTMENT                      PENALTY
 BALANCE ($)     CAP(%)    CAP(%)       RATE(%)     RATE(%)        (MOS)       DATE           INDEX          EXPIRATI
 -----------     ------    ------       -------     -------        -----       ----           -----          --------
 24,836,387.93    2.985    1.136        13.342       7.028           6          19           6M LIBOR             0
    556,783.04    3.000    1.201        13.280       6.611           6          19           6M LIBOR             6
 11,550,778.74    3.000    1.024        12.725       6.645           6          19           6M LIBOR            12
    664,521.95    3.000    1.500        12.359       5.359           6          19           6M LIBOR            13
154,770,997.48    2.990    1.167        13.148       6.748           6          19           6M LIBOR            24
  2,812,499.48    3.000    1.058        13.011       6.892           6          19           6M LIBOR            36
  2,526,862.16    3.000    1.099        13.002       6.787           6          31           6M LIBOR             0
    685,956.99    3.000    1.000        12.871       6.827           6          31           6M LIBOR            12
  2,091,462.75    3.000    1.122        12.765       6.274           6          31           6M LIBOR            24
 24,648,810.46    3.000    1.064        12.775       6.413           6          31           6M LIBOR            36
    472,253.67    3.000    1.500        14.130       6.800           6          18           6M LIBOR             0
  1,371,883.96    2.000    1.000        13.210       6.210           6          19           6M LIBOR            13
 15,383,136.12    2.117    1.106        12.858       5.987           6          19           6M LIBOR            24
    151,535.99    2.000    1.000        11.990       4.990           6          20           6M LIBOR            36
    313,255.24    1.500    1.500        13.250       6.250           6          33           6M LIBOR            12
    457,253.22    2.358    1.000        12.125       5.483           6          32           6M LIBOR            24
  9,740,408.76    2.291    1.166        12.592       5.918           6          31           6M LIBOR            36
  1,113,308.37    3.000    1.000        12.582       6.582           6          20           6M LIBOR             0
  2,505,983.03    3.000    1.000        12.506       6.506           6          19           6M LIBOR            12
 23,528,834.25    3.000    1.000        12.211       6.211           6          20           6M LIBOR            24
    293,813.41    3.000    1.000        11.750       5.750           6          19           6M LIBOR            36
  1,905,745.81    3.000    1.000        12.275       6.275           6          32           6M LIBOR            36

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                        GROUP B FIXED RATE MORTGAGE LOANS

                                                                                                                    ORIGINAL
                                                              ORIGINAL      REMAINING    ORIGINAL    REMAINING     MONTHS TO
                             NET     ORIGINAL   REMAINING   AMORTIZATION  AMORTIZATION      IO          IO         PREPAYMENT
  CURRENT      MORTGAGE   MORTGAGE     TERM        TERM         TERM          TERM         TERM        TERM         PENALTY
BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)      (MONTHS)     (MONTHS)    (MONTHS)      EXPIRATION
-----------     -------    -------   --------    --------     --------      --------     --------    --------      ----------
 4,432,282.05   10.098      9.598       180        175          360            355           0           0              0
   200,176.32   10.522     10.022       180        175          360            355           0           0             12
   209,798.99    9.724      9.224       180        175          360            355           0           0             13
 5,115,069.64   10.171      9.671       180        175          360            355           0           0             24
 2,813,699.58   10.224      9.724       180        175          360            355           0           0             36
   705,875.67   11.166     10.666       180        175          360            355           0           0             60
 1,278,776.16    9.682      9.182       180        175          180            175           0           0              0
    49,079.09    6.800      6.300       180        175          180            175           0           0             12
   180,831.93    8.689      8.189       180        175          180            175           0           0             24
 3,132,843.12    7.109      6.609       180        176          180            176           0           0             36
    70,470.94    8.750      8.250       180        176          180            176           0           0             48
   917,441.09    6.774      6.274       180        175          180            175           0           0             60
   828,459.62    8.294      7.794       240        234          240            234           0           0             0
   396,026.27    7.043      6.543       240        237          240            237           0           0             12
 1,393,653.05    6.824      6.324       240        236          240            236           0           0             36
   123,682.08    6.950      6.450       240        235          240            235           0           0             48
 1,517,755.55    7.312      6.812       240        235          240            235           0           0             60
    75,939.83    8.990      8.490       300        296          300            296           0           0              0
   211,960.70    7.354      6.854       280        275          280            275           0           0             36
   470,548.87    6.278      5.778       300        295          300            295           0           0             60
 6,527,091.49    7.162      6.662       360        356          360            356           0           0              0
 2,015,262.22    7.247      6.747       360        356          360            356           0           0             12
   459,420.74    6.624      6.124       360        356          360            356           0           0             13
 2,569,259.98    7.316      6.816       360        355          360            355           0           0             24
50,184,553.84    6.720      6.220       360        355          360            355           0           0             36
   640,953.39    5.915      5.415       360        355          360            355           0           0             48
25,995,815.54    6.840      6.340       360        355          360            355           0           0             60
 5,543,889.38    6.280      5.780       360        356          300            300          60          56             36
 3,301,833.45    6.442      5.942       360        355          300            300          60          55             60

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS

                                                             ORIG    REM          ORIG      REM
                             NET       ORIGINAL   REMAINING  AMORT   AMORT         IO       IO       GROSS
   CURRENT     MORTGAGE    MORTGAGE      TERM       TERM     TERM    TERM         TERM     TERM      MARGIN
 BALANCE ($)    RATE(%)    RATE(%)       (MOS)      (MOS)    (MOS)   (MOS)        (MOS)    (MOS)      (%)
 -----------    -------    -------       -----      -----    -----   -----        -----    -----      ---

13,276,879.37    7.359     6.859         360        355      360     355           0         0       6.988
 6,044,618.63    6.697     6.197         360        355      360     355           0         0       6.340
   776,505.95    6.867     6.367         360        355      360     355           0         0       5.867
79,182,393.03    6.666     6.166         360        355      360     355           0         0       6.302
 2,842,474.54    6.920     6.420         360        355      360     355           0         0       6.397
 5,759,679.18    6.899     6.399         360        356      360     356           0         0       6.656
   240,233.50    6.150     5.650         360        353      360     353           0         0       5.900
 2,105,863.79    6.616     6.116         360        356      360     356           0         0       6.123
   428,640.16    6.118     5.618         360        356      360     356           0         0       5.522
18,981,491.96    6.376     5.876         360        355      360     355           0         0       5.716
   681,355.96    7.288     6.788         360        355      360     355           0         0       6.709
   162,110.69    5.625     5.125         360        353      360     353           0         0       4.125
   331,379.61    6.581     6.081         360        355      360     355           0         0       6.581
   876,915.81    7.101     6.601         360        356      336     336           24       20       6.273
   472,369.03    5.990     5.490         360        354      336     336           24       18       4.990
14,365,851.27    5.785     5.285         360        356      336     336           24       20       4.899
   909,320.04    5.897     5.397         360        355      336     336           24       19       4.897
   111,379.65    6.250     5.750         360        355      336     336           24       19       5.250
 9,491,687.96    6.291     5.791         360        356      324     324           36       32       5.588
   157,881.74    5.850     5.350         360        355      300     300           60       55       5.600
   809,362.07    6.404     5.904         360        356      300     300           60       56       6.154
12,935,996.68    6.342     5.842         360        356      300     300           60       56       6.099
   139,222.06    6.850     6.350         360        356      300     300           60       56       6.600
 1,550,966.74    6.124     5.624         360        356      300     300           60       56       5.874
 1,990,022.76    6.005     5.505         360        355      300     300           60       55       5.755
   290,774.46    7.401     6.901         360        355      300     300           60       55       7.151
   439,533.99    5.670     5.170         360        356      300     300           60       56       5.430
   342,094.63    5.375     4.875         360        356      300     300           60       56       5.375


                                                                               NUMBER OF
                                                                                MONTHS
                                                                                 UNTIL                         ORIGINAL
                 INITIAL                                            RATE         NEXT                          MONTHS
                  RATE                                             CHANGE        RATE                          PREPAY
   CURRENT        CHANGE  PERIODIC      MAXIMUM     MINIMUM       FREQUENCY    ADJUSTMENT                      PENALTY
 BALANCE ($)      CAP(%)   CAP(%)       RATE(%)     RATE(%)         (MOS)        DATE           INDEX          EXPIRATI
 -----------      ------   ------       -------     -------         -----        ----           -----          --------
13,276,879.37     2.942    1.077        13.513       7.316           6            19           6M LIBOR             0
 6,044,618.63     3.000    1.024        12.744       6.697           6            19           6M LIBOR            12
   776,505.95     3.000    1.500        13.867       6.867           6            19           6M LIBOR            13
79,182,393.03     2.991    1.173        13.011       6.619           6            19           6M LIBOR            24
 2,842,474.54     3.000    1.099        13.118       6.732           6            19           6M LIBOR            36
 5,759,679.18     3.000    1.000        12.899       6.891           6            20           6M LIBOR            60
   240,233.50     3.000    1.500        13.150       6.150           6            17           6M LIBOR            84
 2,105,863.79     3.000    1.000        12.616       6.324           6            32           6M LIBOR             0
   428,640.16     3.000    1.000        12.118       6.118           6            32           6M LIBOR            24
18,981,491.96     3.000    1.094        12.564       6.094           6            31           6M LIBOR            36
   681,355.96     3.000    1.000        13.288       6.849           6            31           6M LIBOR            60
   162,110.69     5.000    2.000        10.625       4.125           12           53           1Y CMT               0
   331,379.61     5.000    1.000        11.581       6.581           6            55           6M LIBOR            60
   876,915.81     2.311    1.230        13.560       7.101           6            20           6M LIBOR             0
   472,369.03     2.000    1.000        12.990       5.990           6            18           6M LIBOR            13
14,365,851.27     1.992    1.109        12.724       5.785           6            20           6M LIBOR            24
   909,320.04     1.914    1.086        12.897       5.897           6            19           6M LIBOR            36
   111,379.65     2.000    1.000        13.250       6.250           6            19           6M LIBOR            60
 9,491,687.96     2.222    1.246        12.964       6.237           6            32           6M LIBOR            36
   157,881.74     3.000    1.000        11.850       5.850           6            19           6M LIBOR             0
   809,362.07     3.000    1.000        12.404       6.404           6            20           6M LIBOR            12
12,935,996.68     3.000    1.000        12.299       6.342           6            20           6M LIBOR            24
   139,222.06     3.000    1.000        12.850       6.850           6            20           6M LIBOR            48
 1,550,966.74     3.000    1.000        12.124       6.124           6            20           6M LIBOR            60
 1,990,022.76     3.000    1.000        12.005       6.005           6            31           6M LIBOR            36
   290,774.46     3.000    1.000        13.401       7.401           6            31           6M LIBOR            60
   439,533.99     5.000    2.000        10.670       5.430           12           56           1Y LIBOR            36
   342,094.63     5.000    2.000        10.375       5.375           12           56           1Y LIBOR            60

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                             GROUP B MORTGAGE LOANS

              ONE MONTH LIBOR CAP TABLE FOR CLASS A-1 CERTIFICATES

                                        NOTIONAL         1ML STRIKE    1 ML STRIKE
            BEGINNING     ENDING        BALANCE         LOWER COLLAR   UPPER COLLAR
PERIOD       ACCRUAL      ACCRUAL         ($)              (%)              (%)
------      --------      -------       -------         ------------   ------------
    1       10/28/04     11/25/04   298,421,000.00        6.413            8.900
    2       11/25/04     12/25/04   292,452,284.68        5.962            8.900
    3       12/25/04     01/25/05   287,035,656.43        5.759            8.900
    4       01/25/05     02/25/05   280,869,342.29        5.759            8.900
    5       02/25/05     03/25/05   273,974,485.79        6.414            8.900
    6       03/25/05     04/25/05   266,372,786.29        5.760            8.900
    7       04/25/05     05/25/05   258,222,241.51        5.964            8.900
    8       05/25/05     06/25/05   249,558,823.04        5.762            8.900
    9       06/25/05     07/25/05   241,068,768.86        5.967            8.900
   10       07/25/05     08/25/05   232,818,154.22        5.764            8.900
   11       08/25/05     09/25/05   224,800,923.50        5.765            8.900
   12       09/25/05     10/25/05   217,010,384.09        5.970            8.900
   13       10/25/05     11/25/05   209,440,037.12        5.768            8.900
   14       11/25/05     12/25/05   202,083,571.80        5.973            8.900
   15       12/25/05     01/25/06   194,934,859.99        5.770            8.900
   16       01/25/06     02/25/06   187,987,950.84        5.771            8.900
   17       02/25/06     03/25/06   181,237,065.62        6.429            8.900
   18       03/25/06     04/25/06   174,668,370.92        5.774            8.900
   19       04/25/06     05/25/06   163,978,367.39        5.985            8.900
   20       05/25/06     06/25/06   153,382,103.17        7.414            8.900
   21       06/25/06     07/25/06   143,382,096.44        7.872            8.900
   22       07/25/06     08/25/06   133,911,511.86        7.595            8.900
   23       08/25/06     09/25/06   124,945,983.67        7.582            8.900
   24       09/25/06     10/25/06   118,952,499.40        7.841            8.900
   25       10/25/06     11/25/06   113,442,569.88        7.573            8.900
   26       11/25/06     12/25/06   108,117,713.93        8.466            8.900
   27       12/25/06     01/25/07   102,978,859.01        8.238            8.900
   28       01/25/07     02/25/07    98,008,834.34        8.229            8.900
   29       02/25/07     03/25/07    93,201,903.47        8.900            8.900
   30       03/25/07     04/25/07    88,552,538.87        8.211            8.900
   31       04/25/07     05/25/07    84,055,404.01        8.489            8.900

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

              ONE MONTH LIBOR CAP TABLE FOR CLASS A-2 CERTIFICATES

                               NOTIONAL    1ML STRIKE   1ML STRIKE                               NOTIONAL   1ML STRIKE  1ML STRIKE
        BEGINNING  ENDING      BALANCE       LOWER        UPPER            BEGINNING  ENDING     BALANCE      LOWER        UPPER
PERIOD   ACCRUAL   ACCRUAL       ($)       COLLAR (%)   COLLAR (%)  PERIOD  ACCRUAL   ACCRUAL      ($)      COLLAR (%)  COLLAR (%)
------   -------   -------       ---       ----------   ----------  ------  -------   -------      ---      ----------  ----------
   1    10/28/04  11/25/04 248,879,000.00    6.430        9.650       42   03/25/08  04/25/08 62,172,663.97    8.231      9.650
   2    11/25/04  12/25/04 244,164,946.13    5.978        9.650       43   04/25/08  05/25/08 61,542,603.76    8.498      9.650
   3    12/25/04  01/25/05 239,878,946.12    5.774        9.650       44   05/25/08  06/25/08 59,956,557.15    8.249      9.650
   4    01/25/05  02/25/05 234,993,251.37    5.774        9.650       45   06/25/08  07/25/08 58,416,149.54    8.591      9.650
   5    02/25/05  03/25/05 229,522,773.78    6.431        9.650       46   07/25/08  08/25/08 56,920,080.22    8.282      9.650
   6    03/25/05  04/25/05 223,486,379.78    5.775        9.650       47   08/25/08  09/25/08 55,466,556.42    8.261      9.650
   7    04/25/05  05/25/05 217,100,871.58    5.980        9.650       48   09/25/08  10/25/08 54,054,275.92    8.527      9.650
   8    05/25/05  06/25/05 210,421,212.12    5.777        9.650       49   10/25/08  11/25/08 52,681,978.66    8.221      9.650
   9    06/25/05  07/25/05 203,789,139.05    5.983        9.650       50   11/25/08  12/25/08 51,348,449.71    8.537      9.650
  10    07/25/05  08/25/05 197,332,251.84    5.781        9.650       51   12/25/08  01/25/09 50,052,699.07    8.278      9.650
  11    08/25/05  09/25/05 191,045,778.78    5.782        9.650       52   01/25/09  02/25/09 48,793,592.37    8.257      9.650
  12    09/25/05  10/25/05 184,925,081.35    5.988        9.650       53   02/25/09  03/25/09 47,569,796.34    9.156      9.650
  13    10/25/05  11/25/05 178,965,650.44    5.786        9.650       54   03/25/09  04/25/09 46,380,242.72    8.217      9.650
  14    11/25/05  12/25/05 173,163,102.63    5.992        9.650       55   04/25/09  05/25/09 45,223,909.45    8.481      9.650
  15    12/25/05  01/25/06 167,513,176.70    5.789        9.650       56   05/25/09  06/25/09 44,099,783.06    8.178      9.650
  16    01/25/06  02/25/06 162,011,730.09    5.791        9.650       57   06/25/09  07/25/09 43,005,788.05    8.465      9.650
  17    02/25/06  03/25/06 156,647,743.50    6.450        9.650       58   07/25/09  08/25/09 41,939,711.59    8.160      9.650
  18    03/25/06  04/25/06 151,416,682.65    5.796        9.650       59   08/25/09  09/25/09 40,903,160.80    8.139      9.650
  19    04/25/06  05/25/06 144,201,810.63    6.007        9.650       60   09/25/09  10/25/09 39,895,252.67    8.401      9.650
  20    05/25/06  06/25/06 136,471,691.23    6.705        9.650       61   10/25/09  11/25/09 38,915,132.29    8.098      9.650
  21    06/25/06  07/25/06 129,139,239.89    7.227        9.650       62   11/25/09  12/25/09 37,961,971.95    8.359      9.650
  22    07/25/06  08/25/06 122,157,745.06    6.968        9.650       63   12/25/09  01/25/10 37,034,970.20    8.058      9.650
  23    08/25/06  09/25/06 115,514,808.06    6.953        9.650       64   01/25/10  02/25/10 36,133,351.02    8.038      9.650
  24    09/25/06  10/25/06 110,418,757.81    7.190        9.650       65   02/25/10  03/25/10 35,256,362.95    8.914      9.650
  25    10/25/06  11/25/06 105,992,745.15    6.941        9.650       66   03/25/10  04/25/10 34,403,278.27    7.998      9.650
  26    11/25/06  12/25/06 101,699,233.32    7.510        9.650       67   04/25/10  05/25/10 33,573,392.23    8.256      9.650
  27    12/25/06  01/25/07 97,539,036.97     7.354        9.650       68   05/25/10  06/25/10 32,766,022.30    7.958      9.650
  28    01/25/07  02/25/07 93,503,897.84     7.343        9.650       69   06/25/10  07/25/10 31,980,507.40    8.215      9.650
  29    02/25/07  03/25/07 89,588,566.86     8.156        9.650       70   07/25/10  08/25/10 31,216,207.24    7.919      9.650
  30    03/25/07  04/25/07 85,789,246.96     7.324        9.650       71   08/25/10  09/25/10 30,472,501.60    7.900      9.650
  31    04/25/07  05/25/07 82,102,277.95     7.571        9.650       72   09/25/10  10/25/10 29,748,789.66    8.155      9.650
  32    05/25/07  06/25/07 78,524,118.49     7.778        9.650       73   10/25/10  11/25/10 29,044,489.41    7.862      9.650
  33    06/25/07  07/25/07 75,057,824.65     8.218        9.650       74   11/25/10  12/25/10 28,359,036.98    8.116      9.650
  34    07/25/07  08/25/07 71,691,854.97     7.926        9.650       75   12/25/10  01/25/11 27,691,886.10    7.824      9.650
  35    08/25/07  09/25/07 68,424,377.39     7.910        9.650       76   01/25/11  02/25/11 27,042,507.45    7.806      9.650
  36    09/25/07  10/25/07 65,252,306.67     8.170        9.650       77   02/25/11  03/25/11 26,410,388.18    8.659      9.650
  37    10/25/07  11/25/07 62,172,663.97     7.880        9.650       78   03/25/11  04/25/11 25,795,031.32    7.769      9.650
  38    11/25/07  12/25/07 62,172,663.97     8.461        9.650       79   04/25/11  05/25/11 25,195,955.28    8.020      9.650
  39    12/25/07  01/25/08 62,172,663.97     8.289        9.650       80   05/25/11  06/25/11 24,612,693.34    7.732      9.650
  40    01/25/08  02/25/08 62,172,663.97     8.270        9.650       81   06/25/11  07/25/11 24,044,793.20    7.983      9.650
  41    02/25/08  03/25/08 62,172,663.97     8.843        9.650

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

             ONE MONTH LIBOR CAP TABLE FOR SUBORDINATE CERTIFICATES

                                       NOTIONAL        1ML STRIKE       1ML STRIKE
           BEGINNING     ENDING        BALANCE        LOWER COLLAR     UPPER COLLAR
PERIOD      ACCRUAL     ACCRUAL          ($)              (%)              (%)
------      -------     -------        -------        ------------     ------------
   1       10/28/04     11/25/04   102,700,000.00        6.021            8.500
   2       11/25/04     12/25/04   102,700,000.00        5.570            8.500
   3       12/25/04     01/25/05   102,700,000.00        5.366            8.500
   4       01/25/05     02/25/05   102,700,000.00        5.366            8.500
   5       02/25/05     03/25/05   102,700,000.00        6.022            8.500
   6       03/25/05     04/25/05   102,700,000.00        5.367            8.500
   7       04/25/05     05/25/05   102,700,000.00        5.572            8.500
   8       05/25/05     06/25/05   102,700,000.00        5.369            8.500
   9       06/25/05     07/25/05   102,700,000.00        5.574            8.500
  10       07/25/05     08/25/05   102,700,000.00        5.372            8.500
  11       08/25/05     09/25/05   102,700,000.00        5.373            8.500
  12       09/25/05     10/25/05   102,700,000.00        5.579            8.500
  13       10/25/05     11/25/05   102,700,000.00        5.376            8.500
  14       11/25/05     12/25/05   102,700,000.00        5.582            8.500
  15       12/25/05     01/25/06   102,700,000.00        5.379            8.500
  16       01/25/06     02/25/06   102,700,000.00        5.380            8.500
  17       02/25/06     03/25/06   102,700,000.00        6.039            8.500
  18       03/25/06     04/25/06   102,700,000.00        5.384            8.500
  19       04/25/06     05/25/06   102,700,000.00        5.596            8.500
  20       05/25/06     06/25/06   102,700,000.00        6.682            8.500
  21       06/25/06     07/25/06   102,700,000.00        7.170            8.500
  22       07/25/06     08/25/06   102,700,000.00        6.901            8.500
  23       08/25/06     09/25/06   102,700,000.00        6.887            8.500
  24       09/25/06     10/25/06   102,700,000.00        7.136            8.500
  25       10/25/06     11/25/06   102,700,000.00        6.877            8.500
  26       11/25/06     12/25/06   102,700,000.00        7.618            8.500
  27       12/25/06     01/25/07   102,700,000.00        7.423            8.500
  28       01/25/07     02/25/07   102,700,000.00        7.414            8.500
  29       02/25/07     03/25/07   102,700,000.00        8.278            8.500
  30       03/25/07     04/25/07   102,700,000.00        7.396            8.500
  31       04/25/07     05/25/07   102,700,000.00        7.659            8.500
  32       05/25/07     06/25/07   102,700,000.00        8.062            8.500
  33       06/25/07     07/25/07   102,700,000.00        8.471            8.500
  34       07/25/07     08/25/07   102,700,000.00        8.160            8.500
  35       08/25/07     09/25/07   102,700,000.00        8.145            8.500
  36       09/25/07     10/25/07   102,700,000.00        8.426            8.500
  37       10/25/07     11/25/07   102,700,000.00        8.117            8.500

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

      HYPOTHETICAL AVAILABLE FUNDS CAP TABLE FOR THE CLASS A-1 CERTIFICATES

                      AVAILABLE    AVAILABLE
           PAYMENT    FUNDS CAP    FUNDS CAP
PERIOD      DATE      (%) (1)     (%) (2)(3)
------      ----      -------     ----------
   1     11/25/2004    6.763         6.763
   2     12/25/2004    6.312         9.250
   3     01/25/2005    6.109         9.250
   4     02/25/2005    6.109         9.250
   5     03/25/2005    6.764         9.250
   6     04/25/2005    6.110         9.250
   7     05/25/2005    6.314         9.250
   8     06/25/2005    6.112         9.250
   9     07/25/2005    6.317         9.250
  10     08/25/2005    6.114         9.250
  11     09/25/2005    6.115         9.250
  12     10/25/2005    6.320         9.250
  13     11/25/2005    6.118         9.250
  14     12/25/2005    6.323         9.250
  15     01/25/2006    6.120         9.250
  16     02/25/2006    6.121         9.250
  17     03/25/2006    6.779         9.250
  18     04/25/2006    6.124         9.250
  19     05/25/2006    6.334         9.250
  20     06/25/2006    7.061         9.250
  21     07/25/2006    7.421         9.250
  22     08/25/2006    7.177         9.250
  23     09/25/2006    7.172         9.250
  24     10/25/2006    7.409         9.250
  25     11/25/2006    7.167         9.250
  26     12/25/2006    7.404         9.250
  27     01/25/2007    7.163         9.250
  28     02/25/2007    7.161         9.250
  29     03/25/2007    7.925         9.488
  30     04/25/2007    7.156         9.250
  31     05/25/2007    7.392         9.250
  32     06/25/2007    7.293         9.414
  33     07/25/2007    7.543         9.797
  34     08/25/2007    7.298         9.468
  35     09/25/2007    7.295         9.454
  36     10/25/2007    7.534         9.755
  37     11/25/2007    7.288         9.428
  38     12/25/2007    7.528        10.368
  39     01/25/2008    7.282        10.083
  40     02/25/2008    7.279        10.067
  41     03/25/2008    7.777        10.742
  42      4/25/2008    7.272        10.031
  43      5/25/2008    7.511        10.347
  44      6/25/2008    7.265        10.136
  45      7/25/2008    7.504        10.460
  46      8/25/2008    7.259        10.105
  47      9/25/2008    7.255        10.086
  48     10/25/2008    7.494        10.402
  49     11/25/2008    7.249        10.047
  50     12/25/2008    7.487        10.469
  51      1/25/2009    7.242        10.117
  52      2/25/2009    7.238        10.098
  53      3/25/2009    8.010        11.157
  54      4/25/2009    7.231        10.057
  55      5/25/2009    7.469        10.371
  56      6/25/2009    7.224        10.034
  57      7/25/2009    7.461        10.348
  58      8/25/2009    7.217         9.994
  59      9/25/2009    7.214         9.974
  60     10/25/2009    7.451        10.284
  61     11/25/2009    7.207         9.932
  62     12/25/2009    7.443        10.241
  63      1/25/2010    7.200         9.890
  64      2/25/2010    7.196         9.868
  65      3/25/2010    7.963        10.902
  66      4/25/2010    7.189         9.826
  67      5/25/2010    7.425        10.131
  68      6/25/2010    7.182         9.783
  69      7/25/2010    7.417        10.087
  70      8/25/2010    7.174         9.740
  71      9/25/2010    7.171         9.718
  72     10/25/2010    7.406        10.020
  73     11/25/2010    7.163         9.675
  74     12/25/2010    7.398         9.975
  75      1/25/2011    7.156         9.632
  76      2/25/2011    7.152         9.610
  77      3/25/2011    7.915        10.616
  78      4/25/2011    7.145         9.567
  79      5/25/2011    7.379         9.863
  80      6/25/2011    7.138         9.523
  81      7/25/2011    7.372         9.818
  82      8/25/2011     N/A            N/A

1. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.7375% and 2.0800%, respectively.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.7375% and 2.0800% in month 1, respectively, both increasing to 20.0000% thereafter. The values indicated include proceeds from the related Cap Contract, although such proceeds are excluded from the calculation of the related Available Funds Cap described herein.

3. Calculated as (a) the Available Funds Cap plus (b) the result of the proceeds from the related Cap Contract divided by the beginning period balance of the related Cap Contract, annualized based on the actual number of days in the accrual period.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

      HYPOTHETICAL AVAILABLE FUNDS CAP TABLE FOR THE CLASS A-2 CERTIFICATES

                      AVAILABLE    AVAILABLE
            PAYMENT    FUNDS CAP    FUNDS CAP
PERIOD       DATE      (%) (1)     (%) (2)(3)
------       ----      -------     ----------
  1       11/25/2004    6.780        6.780
  2       12/25/2004    6.328       10.000
  3       01/25/2005    6.124       10.000
  4       02/25/2005    6.124       10.000
  5       03/25/2005    6.781       10.000
  6       04/25/2005    6.125       10.000
  7       05/25/2005    6.330       10.000
  8       06/25/2005    6.127       10.000
  9       07/25/2005    6.333       10.000
 10       08/25/2005    6.131       10.000
 11       09/25/2005    6.132       10.000
 12       10/25/2005    6.338       10.000
 13       11/25/2005    6.136       10.000
 14       12/25/2005    6.342       10.000
 15       01/25/2006    6.139       10.000
 16       02/25/2006    6.141       10.000
 17       03/25/2006    6.800       10.000
 18       04/25/2006    6.145       10.000
 19       05/25/2006    6.355       10.000
 20       06/25/2006    6.669       10.000
 21       07/25/2006    7.068       10.000
 22       08/25/2006    6.834       10.000
 23       09/25/2006    6.828       10.000
 24       10/25/2006    7.053       10.000
 25       11/25/2006    6.823       10.000
 26       12/25/2006    7.047       10.000
 27       01/25/2007    6.817       10.000
 28       02/25/2007    6.815       10.000
 29       03/25/2007    7.542       10.000
 30       04/25/2007    6.809       10.000
 31       05/25/2007    7.033       10.000
 32       06/25/2007    6.886       10.000
 33       07/25/2007    7.159       10.000
 34       08/25/2007    6.924       10.000
 35       09/25/2007    6.920       10.000
 36       10/25/2007    7.147       10.000
 37       11/25/2007    6.912       10.000
 38       12/25/2007    7.139       10.000
 39       01/25/2008    6.905       10.000
 40       02/25/2008    6.901       10.000
 41       03/25/2008    7.373       10.000
 42        4/25/2008    6.893       10.000
 43        5/25/2008    7.119       10.000
 44        6/25/2008    6.886       10.000
 45        7/25/2008    7.112       10.000
 46        8/25/2008    6.878       10.000
 47        9/25/2008    6.875       10.000
 48       10/25/2008    7.100       10.000
 49       11/25/2008    6.867       10.000
 50       12/25/2008    7.092       10.000
 51        1/25/2009    6.860       10.000
 52        2/25/2009    6.856       10.000
 53        3/25/2009    7.587       10.000
 54        4/25/2009    6.849       10.000
 55        5/25/2009    7.074       10.000
 56        6/25/2009    6.843       10.000
 57        7/25/2009    7.071       10.000
 58        8/25/2009    6.839       10.000
 59        9/25/2009    6.836       10.000
 60       10/25/2009    7.060       10.000
 61       11/25/2009    6.829       10.000
 62       12/25/2009    7.053       10.000
 63        1/25/2010    6.822       10.000
 64        2/25/2010    6.818       10.000
 65        3/25/2010    7.545       10.000
 66        4/25/2010    6.812       10.000
 67        5/25/2010    7.035       10.000
 68        6/25/2010    6.805       10.000
 69        7/25/2010    7.028       10.000
 70        8/25/2010    6.798       10.000
 71        9/25/2010    6.795       10.000
 72       10/25/2010    7.018       10.000
 73       11/25/2010    6.788       10.000
 74       12/25/2010    7.011       10.000
 75        1/25/2011    6.782       10.000
 76        2/25/2011    6.779       10.000
 77        3/25/2011    7.501       10.000
 78        4/25/2011    6.772       10.000
 79        5/25/2011    6.995       10.000
 80        6/25/2011    6.766       10.000
 81        7/25/2011    6.988       10.000
 82        8/25/2011     N/A         N/A

1. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.7375% and 2.0800%, respectively.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.7375% and 2.0800% in month 1, respectively, both increasing to 20.0000% thereafter. The values indicated include proceeds from the related Cap Contract, although such proceeds are excluded from the calculation of the related Available Funds Cap described herein.

3. Calculated as (a) the Available Funds Cap plus (b) the result of the proceeds from the related Cap Contract divided by the beginning period balance of the related Cap Contract, annualized based on the actual number of days in the accrual period.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE FOR THE SUBORDINATE CERTIFICATES

                      AVAILABLE    AVAILABLE
           PAYMENT    FUNDS CAP    FUNDS CAP
PERIOD      DATE      (%) (1)     (%) (2)(3)
------      ----      -------     ----------
   1     11/25/2004    6.771         6.771
   2     12/25/2004    6.320         9.250
   3     01/25/2005    6.116         9.250
   4     02/25/2005    6.116         9.250
   5     03/25/2005    6.772         9.250
   6     04/25/2005    6.117         9.250
   7     05/25/2005    6.322         9.250
   8     06/25/2005    6.119         9.250
   9     07/25/2005    6.324         9.250
  10     08/25/2005    6.122         9.250
  11     09/25/2005    6.123         9.250
  12     10/25/2005    6.329         9.250
  13     11/25/2005    6.126         9.250
  14     12/25/2005    6.332         9.250
  15     01/25/2006    6.129         9.250
  16     02/25/2006    6.130         9.250
  17     03/25/2006    6.789         9.250
  18     04/25/2006    6.134         9.250
  19     05/25/2006    6.344         9.250
  20     06/25/2006    6.879         9.250
  21     07/25/2006    7.257         9.250
  22     08/25/2006    7.017         9.250
  23     09/25/2006    7.012         9.250
  24     10/25/2006    7.243         9.250
  25     11/25/2006    7.007         9.250
  26     12/25/2006    7.238         9.250
  27     01/25/2007    7.002         9.250
  28     02/25/2007    7.000         9.250
  29     03/25/2007    7.747         9.250
  30     04/25/2007    6.995         9.250
  31     05/25/2007    7.225         9.250
  32     06/25/2007    7.104         9.250
  33     07/25/2007    7.364         9.250
  34     08/25/2007    7.124         9.250
  35     09/25/2007    7.120         9.250
  36     10/25/2007    7.354         9.250
  37     11/25/2007    7.113         9.250
  38     12/25/2007    7.347         9.637
  39     01/25/2008    7.106         9.404
  40     02/25/2008    7.102         9.385
  41     03/25/2008    7.588        10.011
  42      4/25/2008    7.095         9.345
  43      5/25/2008    7.328         9.637
  44      6/25/2008    7.088         9.408
  45      7/25/2008    7.320         9.740
  46      8/25/2008    7.080         9.406
  47      9/25/2008    7.076         9.386
  48     10/25/2008    7.309         9.678
  49     11/25/2008    7.069         9.346
  50     12/25/2008    7.301         9.717
  51      1/25/2009    7.062         9.409
  52      2/25/2009    7.059         9.388
  53      3/25/2009    7.811        10.371
  54      4/25/2009    7.052         9.347
  55      5/25/2009    7.283         9.637
  56      6/25/2009    7.045         9.317
  57      7/25/2009    7.278         9.618
  58      8/25/2009    7.040         9.287
  59      9/25/2009    7.036         9.266
  60     10/25/2009    7.267         9.553
  61     11/25/2009    7.029         9.225
  62     12/25/2009    7.260         9.511
  63      1/25/2010    7.022         9.184
  64      2/25/2010    7.019         9.163
  65      3/25/2010    7.767        10.122
  66      4/25/2010    7.012         9.122
  67      5/25/2010    7.243         9.405
  68      6/25/2010    7.006         9.082
  69      7/25/2010    7.236         9.364
  70      8/25/2010    6.999         9.042
  71      9/25/2010    6.996         9.022
  72     10/25/2010    7.226         9.302
  73     11/25/2010    6.989         8.982
  74     12/25/2010    7.219         9.261
  75      1/25/2011    6.983         8.943
  76      2/25/2011    6.980         8.923
  77      3/25/2011    7.724         9.858
  78      4/25/2011    6.974         8.885
  79      5/25/2011    7.203         9.161
  80      6/25/2011    6.968         8.847
  81      7/25/2011    7.197         9.122
  82      8/25/2011     N/A           N/A

1. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.7375% and 2.0800%, respectively.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.7375% and 2.0800% in month 1, respectively, both increasing to 20.0000% thereafter. The values indicated include proceeds from the related Cap Contract, although such proceeds are excluded from the calculation of the related Available Funds Cap described herein.

3. Calculated as (a) the Available Funds Cap plus (b) the result of the proceeds from the related Cap Contract divided by the beginning period balance of the related Cap Contract, annualized based on the actual number of days in the accrual period.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                         DISCOUNT MARGIN TABLE (TO CALL)

                           0%             80%            100%            150%           200%
                      PRICING SPEED  PRICING SPEED  PRICING SPEED   PRICING SPEED  PRICING SPEED
                         TO CALL        TO CALL        TO CALL         TO CALL        TO CALL
                         -------        -------        -------         -------        -------
                       DISC MARGIN    DISC MARGIN    DISC MARGIN     DISC MARGIN    DISC MARGIN
                       -----------    -----------    -----------     -----------    -----------
A-1B
100.0000%                       40             40              40              40             40

                WAL          18.06           2.70            2.09            1.17           0.88
   PRINCIPAL WINDOW  Nov04 - Feb33  Nov04 - May13   Nov04 - Jul11   Nov04 - Aug07  Nov04 - Aug06
A-2A
100.0000%                       15             15              15              15             15

                WAL          11.81           1.20            1.00            0.71           0.55
   PRINCIPAL WINDOW  Nov04 - Oct24  Nov04 - Apr07   Nov04 - Sep06   Nov04 - Mar06  Nov04 - Nov05
A-2B
100.0000%                       35             35              35              35             35

                WAL          23.26           4.04            3.00            1.75           1.35
   PRINCIPAL WINDOW  Oct24 - May31  Apr07 - Apr11   Sep06 - Dec09   Mar06 - Jan07  Nov05 - May06
A-2C
100.0000%                       50             50              50              50             50

                WAL          27.81           8.14            6.43            2.63           1.76
   PRINCIPAL WINDOW  May31 - Feb33  Apr11 - May13   Dec09 - Jul11   Jan07 - Oct07  May06 - Sep06
M-1
100.0000%                       60             60              60              60             60

                WAL          25.81           5.58            4.72            4.07           2.14
   PRINCIPAL WINDOW  Mar26 - Feb33  Dec07 - May13   Apr08 - Jul11   Oct07 - Dec08  Sep06 - Mar07
M-2
100.0000%                      115            115             115             115            115

                WAL          25.81           5.56            4.60            4.07           2.67
   PRINCIPAL WINDOW  Mar26 - Feb33  Dec07 - May13   Jan08 - Jul11   Jul08 - Dec08  Mar07 - Jul07
M-3
100.0000%                      135            135             135             135            135

                WAL          25.81           5.55            4.56            3.77           2.74
   PRINCIPAL WINDOW  Mar26 - Feb33  Nov07 - May13   Jan08 - Jul11   May08 - Dec08  Jul07 - Jul07
B-1
100.0000%                      185            185             185             185            185

                WAL          25.81           5.55            4.54            3.63           2.74
   PRINCIPAL WINDOW  Mar26 - Feb33  Nov07 - May13   Dec07 - Jul11   Feb08 - Dec08  Jul07 - Jul07
B-2
100.0000%                      350            350             350             350            350

                WAL          25.81           5.55            4.53            3.52           2.74
   PRINCIPAL WINDOW  Mar26 - Feb33  Nov07 - May13   Nov07 - Jul11   Jan08 - Dec08  Jul07 - Jul07

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                           0%             80%             100%            150%           200%
                      PRICING SPEED  PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                       TO MATURITY    TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY
                       -----------    -----------     -----------     -----------     -----------
                       DISC MARGIN    DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN
                       -----------    -----------     -----------     -----------     -----------
A-1B
100.0000%                       40              42              42              40             40

                WAL          18.12            2.87            2.22            1.17           0.88
   PRINCIPAL WINDOW  Nov04 - May34   Nov04 - Oct21   Nov04 - Jun18   Nov04 - Aug07  Nov04 - Aug06
A-2A
100.0000%                       15              15              15              15             15

                WAL          11.81            1.20            1.00            0.71           0.55
   PRINCIPAL WINDOW  Nov04 - Oct24   Nov04 - Apr07   Nov04 - Sep06   Nov04 - Mar06  Nov04 - Nov05
A-2B
100.0000%                       35              35              35              35             35

                WAL          23.26            4.04            3.00            1.75           1.35
   PRINCIPAL WINDOW  Oct24 - May31   Apr07 - Apr11   Sep06 - Dec09   Mar06 - Jan07  Nov05 - May06
A-2C
100.0000%                       50              60              61              50             50

                WAL          28.03           10.63            8.66            2.63           1.76
   PRINCIPAL WINDOW  May31 - Mar34   Apr11 - Aug24   Dec09 - Feb21   Jan07 - Oct07  May06 - Sep06
M-1
100.0000%                       60              63              63              70             60

                WAL          25.94            6.21            5.26            6.39           2.14
   PRINCIPAL WINDOW  Mar26 - Apr34   Dec07 - Oct20   Apr08 - Feb18   Oct07 - Nov15  Sep06 - Mar07
M-2
100.0000%                      115             119             120             120            126

                WAL          25.94            6.14            5.08            4.48           3.37
   PRINCIPAL WINDOW  Mar26 - Mar34   Dec07 - May19   Jan08 - Sep16   Jul08 - May12  Mar07 - Sep12
M-3
100.0000%                      135             139             140             139            167

                WAL          25.93            6.04            4.96            4.03           5.48
   PRINCIPAL WINDOW  Mar26 - Jan34   Nov07 - Aug17   Jan08 - Jan15   May08 - Apr11  Sep09 - Jan11
B-1
100.0000%                      185             190             190             189            218

                WAL          25.92            5.93            4.85            3.83           4.38
   PRINCIPAL WINDOW  Mar26 - Nov33   Nov07 - Oct16   Dec07 - May14   Feb08 - Oct10  Sep08 - Sep09
B-2
100.0000%                      350             355             355             355            394

                WAL          25.88            5.77            4.72            3.64           3.78
   PRINCIPAL WINDOW  Mar26 - Aug33   Nov07 - Mar15   Nov07 - Jan13   Jan08 - Dec09  Jun08 - Sep08

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

TO MATURITY

       PERCENTAGE OF CLASS A-1B CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                0% PRICING   80% PRICING   100% PRICING   150% PRICING     200% PRICING
      DATE                        SPEED         SPEED         SPEED           SPEED            SPEED
------------------              ----------   -----------   ------------   ------------     ------------
Initial Percentage                100           100            100             100             100
25-Oct-05                          96            73             68             53               38
25-Oct-06                          95            46             35             12                0
25-Oct-07                          94            28             17              0                0
25-Oct-08                          93            23             16              0                0
25-Oct-09                          91            17             11              0                0
25-Oct-10                          90            13              8              0                0
25-Oct-11                          88             9              5              0                0
25-Oct-12                          86             7              3              0                0
25-Oct-13                          84             5              2              0                0
25-Oct-14                          82             4              1              0                0
25-Oct-15                          80             3              1              0                0
25-Oct-16                          77             2              *              0                0
25-Oct-17                          74             1              *              0                0
25-Oct-18                          71             1              0              0                0
25-Oct-19                          66             1              0              0                0
25-Oct-20                          62             *              0              0                0
25-Oct-21                          59             0              0              0                0
25-Oct-22                          55             0              0              0                0
25-Oct-23                          51             0              0              0                0
25-Oct-24                          46             0              0              0                0
25-Oct-25                          41             0              0              0                0
25-Oct-26                          37             0              0              0                0
25-Oct-27                          34             0              0              0                0
25-Oct-28                          30             0              0              0                0
25-Oct-29                          26             0              0              0                0
25-Oct-30                          21             0              0              0                0
25-Oct-31                          16             0              0              0                0
25-Oct-32                          11             0              0              0                0
25-Oct-33                           5             0              0              0                0
25-Oct-34                           0             0              0              0                0

Average Life (years)            18.12          2.87           2.22           1.17             0.88
First Principal Payment Date    Nov04         Nov04          Nov04          Nov04            Nov04
Last Principal Payment Date     May34         Oct21          Jun18          Aug07            Aug06

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

TO MATURITY

       PERCENTAGE OF CLASS A-2A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                0% PRICING    80% PRICING     100% PRICING    150% PRICING    200% PRICING
        DATE                       SPEED         SPEED           SPEED           SPEED            SPEED
------------------              ----------    -----------     ------------    ------------    ------------
Initial Percentage                  100           100            100             100              100
25-Oct-05                            93            56             47              24                1
25-Oct-06                            91            13              0               0                0
25-Oct-07                            89             0              0               0                0
25-Oct-08                            86             0              0               0                0
25-Oct-09                            84             0              0               0                0
25-Oct-10                            81             0              0               0                0
25-Oct-11                            77             0              0               0                0
25-Oct-12                            74             0              0               0                0
25-Oct-13                            70             0              0               0                0
25-Oct-14                            66             0              0               0                0
25-Oct-15                            62             0              0               0                0
25-Oct-16                            57             0              0               0                0
25-Oct-17                            52             0              0               0                0
25-Oct-18                            46             0              0               0                0
25-Oct-19                            33             0              0               0                0
25-Oct-20                            27             0              0               0                0
25-Oct-21                            21             0              0               0                0
25-Oct-22                            14             0              0               0                0
25-Oct-23                             7             0              0               0                0
25-Oct-24                             0             0              0               0                0

Average Life (years)              11.81          1.20           1.00            0.71             0.55
First Principal Payment Date      Nov04         Nov04          Nov04           Nov04            Nov04
Last Principal Payment Date       Oct24         Apr07          Sep06           Mar06            Nov05

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

TO MATURITY

       PERCENTAGE OF CLASS A-2B CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                0% PRICING    80% PRICING     100% PRICING    150% PRICING    200% PRICING
        DATE                       SPEED         SPEED           SPEED           SPEED            SPEED
------------------              ----------    -----------     ------------    ------------    ------------
Initial Percentage                  100           100            100             100              100
25-Oct-05                           100           100            100             100              100
25-Oct-06                           100           100             93              13                0
25-Oct-07                           100            67             27               0                0
25-Oct-08                           100            47             23               0                0
25-Oct-09                           100            24              2               0                0
25-Oct-10                           100             7              0               0                0
25-Oct-11                           100             0              0               0                0
25-Oct-12                           100             0              0               0                0
25-Oct-13                           100             0              0               0                0
25-Oct-14                           100             0              0               0                0
25-Oct-15                           100             0              0               0                0
25-Oct-16                           100             0              0               0                0
25-Oct-17                           100             0              0               0                0
25-Oct-18                           100             0              0               0                0
25-Oct-19                           100             0              0               0                0
25-Oct-20                           100             0              0               0                0
25-Oct-21                           100             0              0               0                0
25-Oct-22                           100             0              0               0                0
25-Oct-23                           100             0              0               0                0
25-Oct-24                            99             0              0               0                0
25-Oct-25                            81             0              0               0                0
25-Oct-26                            67             0              0               0                0
25-Oct-27                            54             0              0               0                0
25-Oct-28                            40             0              0               0                0
25-Oct-29                            25             0              0               0                0
25-Oct-30                             9             0              0               0                0
25-Oct-31                             0             0              0               0                0

Average Life (years)              23.26          4.04           3.00            1.75             1.35
First Principal Payment Date      Oct24         Apr07          Sep06           Mar06            Nov05
Last Principal Payment Date       May31         Apr11          Dec09           Jan07            May06

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

TO MATURITY

       PERCENTAGE OF CLASS A-2C CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                0% PRICING    80% PRICING     100% PRICING    150% PRICING    200% PRICING
        DATE                       SPEED         SPEED           SPEED           SPEED            SPEED
------------------              ----------    -----------     ------------    ------------    ------------
Initial Percentage                  100           100            100             100              100
25-Oct-05                           100           100            100             100              100
25-Oct-06                           100           100            100             100                0
25-Oct-07                           100           100            100               0                0
25-Oct-08                           100           100            100               0                0
25-Oct-09                           100           100            100               0                0
25-Oct-10                           100           100             78               0                0
25-Oct-11                           100            88             59               0                0
25-Oct-12                           100            70             45               0                0
25-Oct-13                           100            55             35               0                0
25-Oct-14                           100            44             28               0                0
25-Oct-15                           100            36             22               0                0
25-Oct-16                           100            29             18               0                0
25-Oct-17                           100            24             15               0                0
25-Oct-18                           100            19             10               0                0
25-Oct-19                           100            15              4               0                0
25-Oct-20                           100            12              1               0                0
25-Oct-21                           100             9              0               0                0
25-Oct-22                           100             5              0               0                0
25-Oct-23                           100             2              0               0                0
25-Oct-24                           100             0              0               0                0
25-Oct-25                           100             0              0               0                0
25-Oct-26                           100             0              0               0                0
25-Oct-27                           100             0              0               0                0
25-Oct-28                           100             0              0               0                0
25-Oct-29                           100             0              0               0                0
25-Oct-30                           100             0              0               0                0
25-Oct-31                            84             0              0               0                0
25-Oct-32                            51             0              0               0                0
25-Oct-33                            15             0              0               0                0
25-Oct-34                             0             0              0               0                0

Average Life (years)              28.03         10.63           8.66            2.63             1.76
First Principal Payment Date      May31         Apr11          Dec09           Jan07            May06
Last Principal Payment Date       Mar34         Aug24          Feb21           Oct07            Sep06

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                0% PRICING    80% PRICING     100% PRICING    150% PRICING    200% PRICING
        DATE                       SPEED         SPEED           SPEED           SPEED            SPEED
------------------              ----------    -----------     ------------    ------------    ------------
Initial Percentage                  100           100            100             100              100
25-Oct-05                           100           100            100             100              100
25-Oct-06                           100           100            100             100               68
25-Oct-07                           100           100            100              93                0
25-Oct-08                           100            67             49              93                0
25-Oct-09                           100            51             35              79                0
25-Oct-10                           100            39             25              50                0
25-Oct-11                           100            30             18              32                0
25-Oct-12                           100            23             13              20                0
25-Oct-13                           100            18             10              10                0
25-Oct-14                           100            14              7               4                0
25-Oct-15                           100            11              5               *                0
25-Oct-16                           100             8              4               0                0
25-Oct-17                           100             6              1               0                0
25-Oct-18                           100             5              0               0                0
25-Oct-19                           100             2              0               0                0
25-Oct-20                           100             0              0               0                0
25-Oct-21                           100             0              0               0                0
25-Oct-22                           100             0              0               0                0
25-Oct-23                           100             0              0               0                0
25-Oct-24                           100             0              0               0                0
25-Oct-25                           100             0              0               0                0
25-Oct-26                            94             0              0               0                0
25-Oct-27                            85             0              0               0                0
25-Oct-28                            75             0              0               0                0
25-Oct-29                            64             0              0               0                0
25-Oct-30                            52             0              0               0                0
25-Oct-31                            39             0              0               0                0
25-Oct-32                            25             0              0               0                0
25-Oct-33                            10             0              0               0                0
25-Oct-34                             0             0              0               0                0

Average Life (years)              25.94          6.21           5.26            6.39             2.14
First Principal Payment Date      Mar26         Dec07          Apr08           Oct07            Sep06
Last Principal Payment Date       Apr34         Oct20          Feb18           Nov15            Mar07

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                0% PRICING    80% PRICING     100% PRICING    150% PRICING    200% PRICING
        DATE                       SPEED         SPEED           SPEED           SPEED            SPEED
------------------              ----------    -----------     ------------    ------------    ------------
Initial Percentage                  100           100            100             100              100
25-Oct-05                           100           100            100             100              100
25-Oct-06                           100           100            100             100              100
25-Oct-07                           100           100            100             100               16
25-Oct-08                           100            67             49              69               16
25-Oct-09                           100            51             35              13               16
25-Oct-10                           100            39             25               8               16
25-Oct-11                           100            30             18               3                6
25-Oct-12                           100            23             13               0                0
25-Oct-13                           100            18             10               0                0
25-Oct-14                           100            14              7               0                0
25-Oct-15                           100            11              3               0                0
25-Oct-16                           100             8              0               0                0
25-Oct-17                           100             6              0               0                0
25-Oct-18                           100             2              0               0                0
25-Oct-19                           100             0              0               0                0
25-Oct-20                           100             0              0               0                0
25-Oct-21                           100             0              0               0                0
25-Oct-22                           100             0              0               0                0
25-Oct-23                           100             0              0               0                0
25-Oct-24                           100             0              0               0                0
25-Oct-25                           100             0              0               0                0
25-Oct-26                            94             0              0               0                0
25-Oct-27                            85             0              0               0                0
25-Oct-28                            75             0              0               0                0
25-Oct-29                            64             0              0               0                0
25-Oct-30                            52             0              0               0                0
25-Oct-31                            39             0              0               0                0
25-Oct-32                            25             0              0               0                0
25-Oct-33                            10             0              0               0                0
25-Oct-34                             0             0              0               0                0

Average Life (years)              25.94          6.14           5.08            4.48             3.37
First Principal Payment Date      Mar26         Dec07          Jan08           Jul08            Mar07
Last Principal Payment Date       Mar34         May19          Sep16           May12            Sep12

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                0% PRICING    80% PRICING     100% PRICING    150% PRICING    200% PRICING
        DATE                       SPEED         SPEED           SPEED           SPEED            SPEED
------------------              ----------    -----------     ------------    ------------    ------------
Initial Percentage                  100           100            100             100              100
25-Oct-05                           100           100            100             100              100
25-Oct-06                           100           100            100             100              100
25-Oct-07                           100           100            100             100              100
25-Oct-08                           100            67             49              21              100
25-Oct-09                           100            51             35              13               87
25-Oct-10                           100            39             25               8               10
25-Oct-11                           100            30             18               0                0
25-Oct-12                           100            23             13               0                0
25-Oct-13                           100            18             10               0                0
25-Oct-14                           100            14              2               0                0
25-Oct-15                           100            11              0               0                0
25-Oct-16                           100             8              0               0                0
25-Oct-17                           100             0              0               0                0
25-Oct-18                           100             0              0               0                0
25-Oct-19                           100             0              0               0                0
25-Oct-20                           100             0              0               0                0
25-Oct-21                           100             0              0               0                0
25-Oct-22                           100             0              0               0                0
25-Oct-23                           100             0              0               0                0
25-Oct-24                           100             0              0               0                0
25-Oct-25                           100             0              0               0                0
25-Oct-26                            94             0              0               0                0
25-Oct-27                            85             0              0               0                0
25-Oct-28                            75             0              0               0                0
25-Oct-29                            64             0              0               0                0
25-Oct-30                            52             0              0               0                0
25-Oct-31                            39             0              0               0                0
25-Oct-32                            25             0              0               0                0
25-Oct-33                            10             0              0               0                0
25-Oct-34                             0             0              0               0                0

Average Life (years)              25.93          6.04           4.96            4.03             5.48
First Principal Payment Date      Mar26         Nov07          Jan08           May08            Sep09
Last Principal Payment Date       Jan34         Aug17          Jan15           Apr11            Jan11

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                0% PRICING    80% PRICING     100% PRICING    150% PRICING    200% PRICING
        DATE                       SPEED         SPEED           SPEED           SPEED            SPEED
------------------              ----------    -----------     ------------    ------------    ------------
Initial Percentage                  100           100            100             100              100
25-Oct-05                           100           100            100             100              100
25-Oct-06                           100           100            100             100              100
25-Oct-07                           100           100            100             100              100
25-Oct-08                           100            67             49              21               88
25-Oct-09                           100            51             35              13                0
25-Oct-10                           100            39             25               0                0
25-Oct-11                           100            30             18               0                0
25-Oct-12                           100            23             13               0                0
25-Oct-13                           100            18              4               0                0
25-Oct-14                           100            14              0               0                0
25-Oct-15                           100             7              0               0                0
25-Oct-16                           100             0              0               0                0
25-Oct-17                           100             0              0               0                0
25-Oct-18                           100             0              0               0                0
25-Oct-19                           100             0              0               0                0
25-Oct-20                           100             0              0               0                0
25-Oct-21                           100             0              0               0                0
25-Oct-22                           100             0              0               0                0
25-Oct-23                           100             0              0               0                0
25-Oct-24                           100             0              0               0                0
25-Oct-25                           100             0              0               0                0
25-Oct-26                            94             0              0               0                0
25-Oct-27                            85             0              0               0                0
25-Oct-28                            75             0              0               0                0
25-Oct-29                            64             0              0               0                0
25-Oct-30                            52             0              0               0                0
25-Oct-31                            39             0              0               0                0
25-Oct-32                            25             0              0               0                0
25-Oct-33                             4             0              0               0                0
25-Oct-34                             0             0              0               0                0

Average Life (years)              25.92          5.93           4.85            3.83             4.38
First Principal Payment Date      Mar26         Nov07          Dec07           Feb08            Sep08
Last Principal Payment Date       Nov33         Oct16          May14           Oct10            Sep09

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                0% PRICING    80% PRICING     100% PRICING    150% PRICING    200% PRICING
        DATE                       SPEED         SPEED           SPEED           SPEED            SPEED
------------------              ----------    -----------     ------------    ------------    ------------
Initial Percentage                  100           100            100             100              100
25-Oct-05                           100           100            100             100              100
25-Oct-06                           100           100            100             100              100
25-Oct-07                           100           100            100             100              100
25-Oct-08                           100            67             49              21                0
25-Oct-09                           100            51             35               3                0
25-Oct-10                           100            39             25               0                0
25-Oct-11                           100            30             18               0                0
25-Oct-12                           100            23              4               0                0
25-Oct-13                           100            18              0               0                0
25-Oct-14                           100             5              0               0                0
25-Oct-15                           100             0              0               0                0
25-Oct-16                           100             0              0               0                0
25-Oct-17                           100             0              0               0                0
25-Oct-18                           100             0              0               0                0
25-Oct-19                           100             0              0               0                0
25-Oct-20                           100             0              0               0                0
25-Oct-21                           100             0              0               0                0
25-Oct-22                           100             0              0               0                0
25-Oct-23                           100             0              0               0                0
25-Oct-24                           100             0              0               0                0
25-Oct-25                           100             0              0               0                0
25-Oct-26                            94             0              0               0                0
25-Oct-27                            85             0              0               0                0
25-Oct-28                            75             0              0               0                0
25-Oct-29                            64             0              0               0                0
25-Oct-30                            52             0              0               0                0
25-Oct-31                            39             0              0               0                0
25-Oct-32                            25             0              0               0                0
25-Oct-33                             0             0              0               0                0

Average Life (years)              25.88          5.77           4.72            3.64             3.78
First Principal Payment Date      Mar26         Nov07          Nov07           Jan08            Jun08
Last Principal Payment Date       Aug33         Mar15          Jan13           Dec09            Sep08

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, before the referenced Class first incurs a principal writedown. Calculations are run to maturity at both static LIBOR (1ML=1.7375%, 6ML=2.0800%) and forward LIBOR (shown in the graph below), and at varying loss severity percentages.

Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown):

                                          STATIC LIBOR                                   FORWARD LIBOR
                                -----------------------------------------      --------------------------------------
                                35% LOSS         45% LOSS        55% LOSS      35% LOSS       45% LOSS       55% LOSS
                                SEVERITY         SEVERITY        SEVERITY      SEVERITY       SEVERITY       SEVERITY
                                --------         --------        --------      --------       --------       --------
CLASS M-1       CDR Break        25.546%         19.211%          15.388%       22.156%        16.416%        13.024%
                Cum Loss          16.71%          17.81%           18.59%        15.26%         15.96%         16.44%
                                 ------          ------           ------        ------         ------         ------
CLASS M-2       CDR Break        17.739%         13.698%          11.152%       14.307%        10.897%         8.792%
                Cum Loss          13.10%          13.96%           14.56%        11.23%         11.71%         12.04%
                                 ------          ------           ------        ------         ------         ------
CLASS M-3       CDR Break        15.780%         12.268%          10.030%       12.345%         9.466%         7.672%
                Cum Loss          12.05%          12.83%           13.38%        10.04%         10.47%         10.75%
                                 ------          ------           ------        ------         ------         ------
CLASS B-1       CDR Break        13.013%         10.201%           8.387%        9.623%         7.446%         6.072%
                Cum Loss          10.44%          11.10%           11.56%         8.25%          8.58%          8.80%
                                 ------          ------           ------        ------         ------         ------
CLASS B-2       CDR Break        11.525%          9.080%           7.495%        8.418%         6.568%         5.384%
                Cum Loss           9.51%          10.10%           10.53%         7.39%          7.71%          7.92%

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to maturity at both static LIBOR (1ML=1.7375%, 6ML=2.0800%) and forward LIBOR (shown in the table below). Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, (2) no defaults and no losses:

             EXCESS SPREAD IN bps    EXCESS SPREAD IN bps
PERIOD         (STATIC LIBOR)         (FORWARD LIBOR)
------      ---------------------    --------------------
Avg yr1             419                     352
Avg yr2             457                     314
Avg yr3             517                     389
Avg yr4             514                     369
Avg yr5             513                     336

           EXCESS                         EXCESS              EXCESS                         EXCESS
          SPREAD IN                      SPREAD IN           SPREAD IN                      SPREAD IN
            bps      1 MONTH   6 MONTH     bps                 bps      1 MONTH   6 MONTH     bps
          (STATIC    FORWARD   FORWARD   (FORWARD            (STATIC    FORWARD   FORWARD   (FORWARD
PERIOD     LIBOR)     LIBOR     LIBOR     LIBOR)    PERIOD    LIBOR)     LIBOR     LIBOR     LIBOR)
------    ---------  -------   -------   ---------  ------   ---------  -------   -------   ---------
 1           457     1.7375%   2.0800%     457       42        502      4.6735%   4.8106%      352
 2           414     1.8869%   2.2319%     399       43        527      4.7000%   4.8478%      378
 3           395     2.0731%   2.3399%     362       44        502      4.7367%   4.8842%      355
 4           397     2.1653%   2.4440%     354       45        527      4.7830%   4.9231%      382
 5           465     2.2834%   2.5484%     410       46        502      4.8141%   4.9586%      348
 6           401     2.4074%   2.6403%     333       47        502      4.8547%   4.9953%      342
 7           424     2.4822%   2.7270%     348       48        526      4.8995%   5.0341%      366
 8           405     2.5832%   2.8220%     319       49        501      4.9229%   5.0646%      332
 9           428     2.6862%   2.9022%     331       50        525      4.9598%   5.0997%      366
10           407     2.7529%   2.9845%     305       51        500      5.0006%   5.1356%      332
11           407     2.8438%   3.0766%     296       52        499      5.0288%   5.1673%      328
12           428     2.9357%   3.1585%     308       53        578      5.0648%   5.2000%      419
13           407     3.0125%   3.2396%     280       54        498      5.1010%   5.2338%      317
14           428     3.0976%   3.3253%     292       55        522      5.1260%   5.2648%      343
15           407     3.1760%   3.3997%     264       56        497      5.1593%   5.2963%      316
16           407     3.2628%   3.4780%     255       57        521      5.1964%   5.3312%      343
17           475     3.3505%   3.5509%     314       58        496      5.2208%   5.3588%      308
18           407     3.4338%   3.6174%     239       59        495      5.2540%   5.3920%      303
19           428     3.4832%   3.6829%     255       60        520      5.2890%   5.4225%      327
20           484     3.5571%   3.7454%     360       61        494      5.3130%   5.4494%      293
21           523     3.6347%   3.8031%     403       62        518      5.3438%   5.4788%      326
22           498     3.6848%   3.8629%     370       63        493      5.3758%   5.5074%      292
23           497     3.7418%   3.9195%     362       64        493      5.4057%   5.5345%      287
24           521     3.8169%   3.9752%     381       65        571      5.4364%   5.5638%      378
25           497     3.8576%   4.0322%     350       66        492      5.4628%   5.5880%      278
26           521     3.9140%   4.0835%     404       67        516      5.4822%   5.6144%      304
27           496     3.9780%   4.1346%     377       68        491      5.5081%   5.6431%      276
28           496     4.0236%   4.1897%     372       69        515      5.5374%   5.6683%      302
29           576     4.0754%   4.2363%     457       70        490      5.5608%   5.6929%      268
30           496     4.1360%   4.2858%     360       71        490      5.5878%   5.7202%      264
31           521     4.1730%   4.3336%     384       72        514      5.6154%   5.7454%      288
32           508     4.2176%   4.3790%     387       73        489      5.6403%   5.7683%      255
33           536     4.2794%   4.4255%     417       74        513      5.6658%   5.7956%      285
34           511     4.3161%   4.4732%     383       75        488      5.6884%   5.8167%      253
35           511     4.3592%   4.5153%     378       76        488      5.7146%   5.8405%      249
36           536     4.4166%   4.5626%     401       77        566      5.7395%   5.8642%      339
37           510     4.4494%   4.6040%     367       78        487      5.7606%   5.8851%      241
38           519     4.4912%   4.6456%     391       79        511      5.7820%   5.9074%      266
39           498     4.5439%   4.6872%     364       80        486      5.8032%   5.9301%      238
40           500     4.5802%   4.7297%     361       81        510      5.8247%   5.9506%      263
41           552     4.6250%   4.7682%     418

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.